EXHIBIT 99.1

                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

            This Mortgage Loan Purchase and Sale Agreement (this "Agreement") is dated and effective as of June 1, 2007, between Bank of America, National Association, as seller (the "Seller" or "Bank of America"), and Banc of America Commercial Mortgage Inc., as purchaser (the "Purchaser" or "BACM").

            The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Schedule I (the "Mortgage Loan Schedule"), except that the Seller will retain the master servicing rights (the "Servicing Rights") with regard to the Mortgage Loans in its capacity as Master Servicer (as defined below) and shall enter into certain Sub-Servicing Agreements with Sub-Servicers, all as contemplated in the Pooling and Servicing Agreement (as defined below).

            The Purchaser intends to transfer or cause the transfer of: (i) the Mortgage Loans and (ii) certain mortgage loans transferred by Bank of America to the Purchaser pursuant to a mortgage loan purchase and sale agreement, dated as of the date hereof between Bank of America and the Purchaser, to a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement (as defined below). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of commercial mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Fitch, Inc. and/or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating Agencies"). Certain classes of the Certificates (the "Offered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of June 1, 2007 (the "Pooling and Servicing Agreement"), among BACM, as depositor, Bank of America, National Association as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the "Special Servicer"), and Wells Fargo Bank, N.A., as trustee (in such capacity, the "Trustee") and as REMIC administrator. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Pooling and Servicing Agreement.

            BACM intends to sell the Offered Certificates to Banc of America Securities LLC ("BAS"), Bear, Stearns & Co. Inc. ("Bear Stearns"), Credit Suisse Securities (USA) LLC ("Credit Suisse") and Greenwich Capital Markets, Inc. ("RBS Greenwich Capital" and, collectively with BAS, Bear Stearns and Credit Suisse, the "Underwriters") pursuant to an underwriting agreement, dated as of May 24, 2007 (the "Underwriting Agreement"). BACM intends to sell the remaining Classes of Certificates (the "Non-Offered Certificates") to BAS and Bear Stearns, as initial purchasers (collectively, the "Initial Purchasers"), pursuant to a certificate purchase agreement, dated as of May 24, 2007 (the "Certificate Purchase Agreement"), among BACM, BAS and Bear Stearns. The Offered Certificates are more fully described in the prospectus dated May 24, 2007 (the "Base Prospectus"), and the supplement to the Base Prospectus dated May 24, 2007 (the "Prospectus Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The privately offered Non-Offered Certificates are more fully described in a private placement memorandum, dated May 24, 2007 (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

            The Seller will indemnify the Underwriters, the Initial Purchasers and certain related parties with respect to certain disclosure regarding the Mortgage Loans and contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the Certificates, pursuant to an indemnification agreement, dated as of June 1, 2007 (the "Indemnification Agreement"), among the Seller, the Purchaser, the Underwriters and the Initial Purchasers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase and Sell.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans. The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. The purchase price for the Mortgage Loans shall be an amount agreed upon by the parties in a separate writing, which amount shall be payable on or about June 6, 2007 in immediately available funds. The Purchaser shall be entitled to all interest accrued on the Mortgage Loans on and after the Cut-off Date and all principal payments received on the Mortgage Loans after the Cut-off Date except for principal and interest payments due and payable on the Mortgage Loans on or before the Cut-off Date, which shall belong to the Seller.

            SECTION 2. Conveyance of the Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and satisfaction of the other conditions set forth herein, the Seller will transfer, assign, set over and otherwise convey to the Purchaser, without recourse, but subject to the terms and conditions of this Agreement, all the right, title and interest of the Seller in and to the Mortgage Loans (other than the Servicing Rights), including without limitation all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date, together with Bank of America's right, title and interest in and to any related insurance policies and all other documents in the related Mortgage Files.

            (b) The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date (other than scheduled payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date and collected after the Cut-off Date, which shall belong and be promptly remitted to the Seller).

            (c) On or before the Closing Date or within the time periods specified in Section 2.01 of the Pooling and Servicing Agreement, the Seller shall deliver or cause to be delivered to the Purchaser or, if so directed by the Purchaser, to the Trustee or a custodian designated by the Trustee (a "Custodian"), the documents, instruments and agreements required to be delivered by the Purchaser to the Trustee under Section 2.01 of the Pooling and Servicing Agreement, and meeting all the requirements of such Section 2.01, and such other documents, instruments and agreements as the Purchaser or the Trustee shall reasonably request.

            (d) The Seller hereby represents that it has, on behalf of the Purchaser, delivered to the Trustee the Mortgage File for each Mortgage Loan. All Mortgage Files delivered prior to the Closing Date will be held by the Trustee in escrow at all times prior to the Closing Date. Each Mortgage File shall contain the documents set forth in the definition of Mortgage File under the Pooling and Servicing Agreement.

            (e) If the Seller is unable to deliver or cause the delivery of any original Mortgage Note, it may deliver a copy of such Mortgage Note, together with a lost note affidavit, and indemnity, and shall thereby be deemed to have satisfied the document delivery requirements of Section 2(c). If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii), (vi), (viii) and (x) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, so long as a copy of such document or instrument, certified by the Seller as being a copy of the document deposited for recording or filing, has been delivered, and then subject to the requirements of Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot or does not so deliver, or cause to be delivered, as to any Mortgage Loan, the original of any of the documents and/or instruments referred to in clauses (iv) and (v) of the definition of "Mortgage File" in the Pooling and Servicing Agreement, because such document or instrument has been delivered for recording or filing, as the case may be, then subject to Section 4(d), the delivery requirements of Section 2(c) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the Title Policy solely because such policy has not yet been issued, the delivery requirements of Section 2(c) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller, shall have delivered to the Trustee or a Custodian appointed thereby, on or before the Closing Date, a binding commitment for title insurance "marked-up" at the closing of such Mortgage Loan countersigned by the related title company or its authorized agent.

            (f) [Reserved].

            (g) In connection with its assignment of the Mortgage Loans hereunder, the Seller hereby expressly assigns to or at the direction of the Depositor to the Trustee for the benefit of the Certificateholders any and all rights it may have with respect to representations and warranties made by a third party originator with respect to any Mortgage Loan under the mortgage loan purchase agreement between the Seller and such third party originator that originated such Mortgage Loan pursuant to which the Seller originally acquired such Mortgage Loan from such third party originator.

            (h) If and when the Seller is notified of or discovers any error in the Mortgage Loan Schedule attached to this Agreement as to which a Mortgage Loan is affected, the Seller shall promptly amend the Mortgage Loan Schedule and distribute such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement; provided, however, the correction or amendment of the Mortgage Loan Schedule by itself shall not be deemed to be a cure of a Material Breach.

            (i) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for the consideration referred to in Section 1 hereof. In connection with the foregoing, the Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan).

            SECTION 3. Examination of Mortgage Files and Due Diligence Review.

            The Seller shall reasonably cooperate with an examination of the Mortgage Files and Servicing Files for the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of such Mortgage Files and/or Servicing Files shall not affect the Purchaser's (or any other specified beneficiary's) right to pursue any remedy available hereunder for a breach of the Seller's representations and warranties set forth in Section 4, subject to the terms and conditions of Section 4(c).

            SECTION 4. Representations, Warranties and Covenants of the Seller.

            (a) The Seller hereby represents and warrants to and for the benefit of the Purchaser as of the Closing Date that:

            (i) The Seller is a national banking association, duly authorized, validly existing and in good standing under the laws of the United States of America.

            (ii) The execution and delivery of this Agreement by the Seller, and the performance of Seller's obligations under this Agreement, will not violate the Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in the Seller's good faith and commercially reasonable judgment is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or its financial condition.

            (iii) The Seller has the full power and authority to enter into and perform its obligations under this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (iv) This Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a valid, legal and binding obligation of the Seller, enforceable against the Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws affecting the enforcement of creditors' rights generally and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (v) The Seller is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Seller's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vi) No litigation is pending with regard to which the Seller has received service of process or, to the best of the Seller's knowledge, threatened against the Seller which if determined adversely to the Seller would prohibit the Seller from entering into this Agreement, or in the Seller's good faith and reasonable judgment, would be likely to materially and adversely affect either the ability of the Seller to perform its obligations under this Agreement or the financial condition of the Seller.

            (vii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings and recordings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (b) The Seller hereby makes the representations and warranties contained in Schedule II (subject to any exceptions thereto listed on Schedule
IIA) to and for the benefit of the Purchaser as of the Closing Date (or as of such other dates specifically provided in the particular representation and warranty), with respect to (and solely with respect to) each Mortgage Loan.

            (c) Upon discovery of any Material Breach or Material Document Defect, the Purchaser or its designee shall notify the Seller thereof in writing and request that the Seller correct or cure such Material Breach or Material Document Defect. Within 90 days of the earlier of discovery or receipt of written notice by the Seller that there has been a Material Breach or a Material Document Defect (such 90-day period, the "Initial Resolution Period"), the Seller shall (i) cure such Material Breach or Material Document Defect, as the case may be, in all material respects or (ii) repurchase each affected Mortgage Loan or REO Loan (each, a "Defective Mortgage Loan") at the related Purchase Price in accordance with the terms hereof and, if applicable, the terms of the Pooling and Servicing Agreement, with payment to be made in accordance with the reasonable directions of the Purchaser; provided that if the Seller certifies in writing to the Purchaser (i) that, as evidenced by an accompanying Opinion of Counsel, any such Material Breach or Material Document Defect, as the case may be, does not and will not cause the Defective Mortgage Loan, to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, (ii) that such Material Breach or Material Document Defect, as the case may be, is capable of being corrected or cured but not within the applicable Initial Resolution Period, (iii) that the Seller has commenced and is diligently proceeding with the cure of such Material Breach or Material Document Defect, as the case may be, within the applicable Initial Resolution Period, and (iv) that the Seller anticipates that such Material Breach or Material Document Defect, as the case may be, will be corrected or cured within an additional period not to exceed the Resolution Extension Period (as defined below), then the Seller shall have an additional period equal to the applicable Resolution Extension Period to complete such correction or cure or, failing such, to repurchase the Defective Mortgage Loan; and provided, further, if the Seller's obligation to repurchase any Defective Mortgage Loan as a result of a Material Breach or Material Document Defect arises within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the Defective Mortgage Loan is a "defective obligation" within the meaning of
Section 860G(a)(4)(B)(ii) of the Code and Treasury Regulations Section 1.860G-2(f)), and if the Defective Mortgage Loan is still subject to the Pooling and Servicing Agreement, the Seller may, at its option, in lieu of repurchasing such Defective Mortgage Loan (but, in any event, no later than such repurchase would have to have been completed), (i) replace such Defective Mortgage Loan with one or more substitute mortgage loans that individually and collectively satisfy the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement, and (ii) pay any corresponding Substitution Shortfall Amount, such substitution and payment to be effected in accordance with the terms of the Pooling and Servicing Agreement. Any such repurchase or replacement of a Defective Mortgage Loan shall be on a whole loan, servicing released basis. The Seller shall have no obligation to monitor the Mortgage Loans regarding the existence of a Material Breach or Material Document Defect, but if the Seller discovers a Material Breach or Material Document Defect with respect to a Mortgage Loan, it will notify the Purchaser.

            For purposes of this Section 4(c), "Resolution Extension Period" shall mean:

            (i) for purposes of remediating a Material Breach with respect to any Mortgage Loan, the 90-day period following the end of the applicable Initial Resolution Period;

            (ii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is not a Specially Serviced Loan at the commencement of, and does not become a Specially Serviced Loan during, the applicable Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the earlier of (i) the 90th day following the end of such Initial Resolution Period and (ii) the 45th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of any Servicing Transfer Event with respect to such Mortgage Loan subsequent to the end of such Initial Resolution Period;

            (iii) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a not a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, but as to which a Servicing Transfer Event occurs during such Initial Resolution Period, the period commencing at the end of the applicable Initial Resolution Period and ending on, and including, the 90th day following receipt by the Seller of written notice from the Master Servicer or the Special Servicer of the occurrence of such Servicing Transfer Event; and

            (iv) for purposes of remediating a Material Document Defect with respect to any Mortgage Loan that is a Specially Serviced Loan as of the commencement of the applicable Initial Resolution Period, zero days; provided, however, if the Seller did not receive written notice from the Master Servicer or the Special Servicer of the relevant Servicing Transfer Event as of the commencement of the applicable Initial Resolution Period, then such Servicing Transfer Event shall be deemed to have occurred during such Initial Resolution Period and the immediately preceding clause (iii) of this definition will be deemed to apply.

            In addition, the applicable Seller shall have an additional 90 days to cure such Material Document Defect or Material Breach, provided that the Seller has commenced and is diligently proceeding with the cure of such Material Document Defect or Material Breach and such failure to cure is solely the result of a delay in the return of documents from the local filing or recording authorities.

            If one or more of the Mortgage Loans constituting a Cross-Collateralized Set are the subject of a Breach or Document Defect, then, for purposes of (i) determining whether such Breach or Document Defect is a Material Breach or Material Document Defect, as the case may be, and (ii) the application of remedies, such Cross-Collateralized Set shall be treated as a single Mortgage Loan.

            If (x) any Mortgage Loan is required to be repurchased or substituted as contemplated in this Section 4(c), (y) such Mortgage Loan is a Cross-Collateralized Mortgage Loan or part of a portfolio of Mortgaged Properties (that provides that a property may be uncrossed from the other Mortgaged Properties) and (z) the applicable Material Breach or Material Document Defect does not constitute a Material Breach or Material Document Defect, as the case may be, as to any related Cross-Collateralized Mortgage Loan or applies to only specific Mortgaged Properties included in such portfolio (without regard to this paragraph), then the applicable Material Breach or Material Document Defect (as the case may be) will be deemed to constitute a Material Breach or Material Document Defect (as the case may be) as to any related Cross-Collateralized Mortgage Loan and to each other Mortgaged Property included in such portfolio and the Seller shall repurchase or substitute for any related Cross-Collateralized Mortgage Loan in the manner described above unless, in the case of a Material Breach or Material Document Defect, both of the following conditions would be satisfied if the Seller were to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loans or affected Mortgaged Properties as to which a Material Breach or Material Document Defect had occurred without regard to this paragraph: (i) the debt service coverage ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties for the four calendar quarters immediately preceding the repurchase or substitution is not less than the greater of (a) the debt service coverage ratio immediately prior to the repurchase, (b) the debt service coverage ratio on the Closing Date, and (c) 1.25x and (ii) the loan-to-value ratio for any remaining Cross-Collateralized Mortgage Loans or Mortgaged Properties is not greater than the lesser of (a) the loan-to-value ratio immediately prior to the repurchase, (b) the loan-to-value ratio on the Closing Date, and (c) 75%. In the event that both of the conditions set forth in the preceding sentence would be satisfied, the Seller may elect either to repurchase or substitute for only the affected Cross-Collateralized Mortgage Loan or Mortgaged Properties as to which the Material Breach or Material Document Defect exists or to repurchase or substitute for the aggregate Cross-Collateralized Mortgage Loans or Mortgaged Properties.

            To the extent that the Seller repurchases or substitutes for an affected Cross-Collateralized Mortgage Loan or Mortgaged Property in the manner prescribed above while the Trustee continues to hold any related Cross-Collateralized Mortgage Loans, the Seller and the Depositor shall either uncross the repurchased Cross-Collateralized Mortgage Loan or affected Mortgaged Property or, in the case of a Cross-Collateralized Mortgage Loan, forbear from enforcing any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Cross-Collateralized Mortgage Loans or Mortgaged Properties, including, with respect to the Trustee, the Primary Collateral securing Mortgage Loans still held by the Trustee, so long as such exercise does not impair the ability of the other party to exercise its remedies against its Primary Collateral. If the exercise of remedies by one party would impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Cross-Collateralized Mortgage Loans or Mortgaged Properties held by such party, then both parties shall forbear from exercising such remedies until the related Mortgage Loan documents can be modified to remove the threat of impairment as a result of the exercise of remedies. "Primary Collateral" shall mean the Mortgaged Property directly securing a Cross-Collateralized Mortgage Loan excluding, however, any Mortgaged Property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of such loans.

            Whenever one or more mortgage loans are substituted for a Defective Mortgage Loan as contemplated by this Section 4(c), the Seller shall (i) deliver the related Mortgage File for each such substitute mortgage loan to the Purchaser or its designee, (ii) certify that such substitute mortgage loan satisfies or such substitute mortgage loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan" set forth in the Pooling and Servicing Agreement and (iii) send such certification to the Purchaser or its designee. No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 4(c) if the Defective Mortgage Loan to be replaced was itself a Replacement Mortgage Loan, in which case, absent correction or cure, in all material respects, of the relevant Material Breach or Material Document Defect, the Defective Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) after the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the Cut-off Date (or, in the case of a Replacement Mortgage Loan, after the date on which it is added to the Trust Fund) and on or prior to the related date of repurchase or replacement, shall belong to the Purchaser and its successors and assigns. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each Defective Mortgage Loan (if any) after the related date of repurchase or replacement, shall belong to the Seller.

            If any Defective Mortgage Loan is to be repurchased or replaced as contemplated by this Section 4, the Seller shall amend the Mortgage Loan Schedule attached to this Agreement to reflect the removal of the Defective Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage Loan(s) and shall forward such amended schedule to the Purchaser.

            Except as set forth in Section 4(f), it is understood and agreed that the obligations of the Seller set forth in this Section 4(c) to cure a Material Breach or a Material Document Defect or repurchase or replace the related Defective Mortgage Loan(s), constitute the sole remedies available to the Purchaser with respect to any Breach or Document Defect.

            It shall be a condition to any repurchase or replacement of a Defective Mortgage Loan by the Seller pursuant to this Section 4(c) that the Purchaser shall have executed and delivered such instruments of transfer or assignment then presented to it by the Seller, in each case without recourse, as shall be necessary to vest in the Seller the legal and beneficial ownership of such Defective Mortgage Loan (including any property acquired in respect thereof or proceeds of any insurance policy with respect thereto ), to the extent that such ownership interest was transferred to the Purchaser hereunder.

            (d) Subject to the specific delivery requirements set forth in the Pooling and Servicing Agreement, if the Seller cannot deliver on the Closing Date any document that is required to be part of the Mortgage File for any Mortgage Loan, then:

            (i) the Seller shall use diligent, good faith and commercially reasonable efforts from and after the Closing Date to obtain, and deliver to the Purchaser or its designee, all documents missing from such Mortgage File that were required to be delivered by the Seller;

            (ii) the Seller shall provide the Purchaser with periodic reports regarding its efforts to complete such Mortgage File, such reports to be made on the 90th day following the Closing Date and every 90 days thereafter until the Seller has delivered to the Purchaser or its designee all documents required to be delivered by the Seller as part of such Mortgage File;

            (iii) upon receipt by the Seller from the Purchaser or its designee of any notice of any remaining deficiencies to such Mortgage File as of the 90th day following the Closing Date, the Seller shall reconfirm its obligation to complete such Mortgage File and to correct all deficiencies associated therewith, and, if it fails to do so within 45 days after its receipt of such notice, the Seller shall deliver to the Purchaser or its designee a limited power of attorney (in a form reasonably acceptable to the Seller and the Purchaser) permitting the Purchaser or its designee to execute all endorsements (without recourse) and to execute and, to the extent contemplated by the Pooling and Servicing Agreement, record all instruments or transfer and assignment with respect to the subject Mortgage Loan, together with funds reasonably estimated by the Purchaser to be necessary to cover the costs of such recordation;

            (iv) the Seller shall reimburse the Purchaser and all parties under the Pooling and Servicing Agreement for any out-of-pocket costs and expenses resulting from the Seller's failure to deliver all documents required to be part of such Mortgage File; and

            (v) the Seller shall otherwise use commercially reasonable efforts to cooperate with the Purchaser and any parties under the Pooling and Servicing Agreement in any remedial efforts for which a Document Defect with respect to such Mortgage File would otherwise cause a delay.

            (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Seller shall provide the Purchaser (or with respect to any serviced Companion Loan that is deposited into another securitization, the depositor for such other securitization) and the Trustee with any Additional Form 10-D Disclosure and any Additional Form 10-K Disclosure set forth next to the Purchaser's name on the schedules pertaining to information required by Regulation AB attached to the Pooling and Servicing Agreement, within the time periods set forth in Article XI of the Pooling and Servicing Agreement.

            (f) With respect to any action taken concerning "due-on-sale" or a "due-on-encumbrance" clause as set forth in Section 3.08(a) of the Pooling and Servicing Agreement or a defeasance, any fees or expenses related thereto, including any fee charged by a Rating Agency that is rendering a written confirmation, to the extent that the related Mortgage Loan documents do not permit the lender to require payment of such fees and expenses from the Mortgagor and the Master Servicer or the Special Servicer, as applicable, has requested that the related Mortgagor pay such fees and expenses and such Mortgagor refuses to do so, shall be paid by the Seller.

            SECTION 5. Representations, Warranties and Covenants of the
Purchaser.

            The Purchaser, as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

            (i) The Purchaser is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (ii) No consent, approval, authorization or order of, or filing or registration with, any state or federal court or governmental agency or body is required for the consummation by the Purchaser of the transactions contemplated herein, except for those consents, approvals, authorizations or orders that previously have been obtained and those filings and registrations that previously have been completed, and except for those filings of Mortgage Loan documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

            (iii) The execution and delivery of this Agreement by the Purchaser, and the performance and compliance with the terms of this agreement by the Purchaser, will not violate the Purchaser's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

            (iv) The Purchaser has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, and has duly executed and delivered this Agreement.

            (v) This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

            (vi) The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (vii) No litigation is pending with regard to which the Purchaser has received service of process or, to the best of the Purchaser's knowledge, threatened against the Purchaser which would prohibit the Purchaser from entering into this Agreement or, in the Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of the Purchaser to perform its obligations under this Agreement or the financial condition of the Purchaser.

            (viii) The Purchaser has not dealt with any broker, investment banker, agent or other person, other than the Underwriters and their affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans or the consummation of any of the transactions contemplated hereby.

            SECTION 6. Accountants' Letters.

            The parties hereto shall cooperate with Deloitte & Touche LLP (the "Accountants") in making available all information and taking all steps reasonably necessary to permit the Accountants to deliver the letters required by the Underwriting Agreement.

            SECTION 7. Closing.

            The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202 at 10:00 a.m., Charlotte time, on the Closing Date.

            The Closing shall be subject to each of the following conditions, which can only be waived or modified by mutual consent of the parties hereto.

            (i) All of the representations and warranties of the Seller and of the Purchaser specified in Sections 4 and 5 hereof shall be true and correct as of the Closing Date;

            (ii) All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (iii) The Seller shall have delivered and released to the Purchaser, the Trustee or a Custodian, or the Master Servicer shall have received to hold in trust pursuant to the Pooling and Servicing Agreement, as the case may be, all documents and funds required to be so delivered pursuant to Sections 2(c), 2(d) and 2(e) hereof;

            (iv) The result of any examination of the Mortgage Files and Servicing Files for the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

            (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (vi) The Seller (or an affiliate thereof) shall have paid or agreed to pay all fees, costs and expenses payable to the Purchaser or otherwise pursuant to this Agreement; and

            (vii) Neither the Certificate Purchase Agreement nor the Underwriting Agreement shall have been terminated in accordance with its terms.

            Both parties agree to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 8. Closing Documents.

            (a) The Closing Documents shall consist of the following, and can only be waived and modified by mutual consent of the parties hereto:

            (b) This Agreement, duly executed and delivered by the Purchaser and the Seller, and the Pooling and Servicing Agreement, duly executed and delivered by the Purchaser and all the other parties thereto; and

            (c) An Officer's Certificate executed by an authorized officer of the Seller, in his or her individual capacity, and dated the Closing Date, upon which the Underwriters and BACM may rely, attaching thereto as exhibits the organizational documents of the Seller; and

            (d) Certificate of good standing regarding the Seller from the Comptroller of the Currency, dated not earlier than 30 days prior to the Closing Date; and

            (e) A certificate of the Seller, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely to the effect that (i) the representations and warranties of the Seller in the Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the Agreement to be performed or satisfied at or prior to the date hereof; and

            (f) A written opinion of counsel for the Seller, subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller each as reasonably acceptable to counsel for the Purchaser, the Underwriters and the Initial Purchasers, dated the Closing Date and addressed to the Purchaser, the Underwriters, the Trustee, the Initial Purchasers and each Rating Agency; and

            (g) Any other opinions of counsel for the Seller reasonably requested by the Rating Agencies in connection with the issuance of the Certificates; and

            (h) Such further certificates, opinions and documents as the Purchaser may reasonably request; and

            (i) The Indemnification Agreement, duly executed by the respective parties thereto; and

            (j) One or more comfort letters from the Accountants dated the date of any free writing prospectus, Prospectus Supplement and Memorandum, respectively, and addressed to, and in form and substance acceptable to the Purchaser and the Underwriters in the case of the free writing prospectus and the Prospectus Supplement and to the Purchaser and the Initial Purchasers in the case of the Memorandum stating in effect that, using the assumptions and methodology used by the Purchaser, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any free writing prospectus, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations.

            SECTION 9. Costs.

            The parties hereto acknowledge that all costs and expenses (including the fees of the attorneys) incurred in connection with the transactions contemplated hereunder (including without limitation, the issuance of the Certificates as contemplated by the Pooling and Servicing Agreement) shall be allocated and as set forth in a separate writing between the parties.

            SECTION 10. Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Banc of America Commercial Mortgage Inc., 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention:
Stephen Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202), or such other address as may hereafter be furnished to the Seller in writing by the Purchaser; if to the Seller, addressed to Bank of America, National Association, 214 North Tryon Street, NC1-027-22-03, Charlotte, North Carolina 28255, Attention: Stephen L. Hogue, telecopy number: (704) 386-1094 (with copies to Paul E. Kurzeja, Esq., Assistant General Counsel, at Bank of America Corporate Center, 101 South Tryon Street, 30th Floor, NC1-002-29-01, Charlotte, North Carolina 28255 and to Henry
A. LaBrun, Esq., Cadwalader, Wickersham & Taft LLP, 227 West Trade Street, Suite 2400, Charlotte, North Carolina 28202) or to such other addresses as may hereafter be furnished to the Purchaser by the Seller in writing.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

            All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or, at the direction of the Purchaser, to the Trustee.

            SECTION 12. Severability of Provisions.

            Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts.

            This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            SECTION 14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW, PURSUANT TO WHICH THE PARTIES HERETO HAVE CHOSEN THE LAWS OF THE STATE OF NEW YORK AS THE GOVERNING LAW OF THIS AGREEMENT). TO THE FULLEST EXTENT PERMITTED UNDER APPLICABLE LAW, EACH OF THE PURCHASER AND THE SELLER HEREBY IRREVOCABLY
(I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL COURTS SITTING IN NEW YORK CITY WITH RESPECT TO MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; AND (IV) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

            SECTION 15. Further Assurances.

            The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns.

            The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto, the Purchaser shall have the right to assign its rights and obligations under this Agreement to the Trustee for the benefit of the Certificateholders. To the extent of any such assignment, the Trustee or its designee (including, without limitation, the Special Servicer) shall be deemed to be the Purchaser hereunder with the right for the benefit of the Certificateholders to enforce the obligations of the Seller under this Agreement as contemplated by Section 2.03 of the Pooling and Servicing Agreement. In connection with the transfer of any Mortgage Loan by the Trust as contemplated by the terms of the Pooling and Servicing Agreement, the Trustee, for the benefit of the Certificateholders, is expressly authorized to assign its rights and obligations under this Agreement, in whole or in part, to the transferee of such Mortgage Loan. To the extent of any such assignment, such transferee shall be deemed to be the Purchaser hereunder (but solely with respect to such Mortgage Loan that was transferred to it). Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, and their permitted successors and assigns.

            SECTION 17. Amendments.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced.

            SECTION 18. Intention Regarding Conveyance of Mortgage Loans.

            The parties hereto intend that the conveyance by the Seller agreed to be made hereby shall be, and be construed as a sale by the Seller of all of the Seller's right, title and interest in and to the Mortgage Loans. It is, further, not intended that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, as the case may be. However, in the event that notwithstanding the intent of the parties, the Mortgage Loans are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that, (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and (ii) the conveyance provided for in this Section shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to
(A) the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, (B) all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof (other then scheduled payments of interest and principal due on or before the Cut-off Date) and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, whether in the form of cash, instruments, securities or other property. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. In connection herewith, the Purchaser shall have all of the rights and remedies of a secured party and creditor under the Uniform Commercial Code as in force in the relevant jurisdiction.

            SECTION 19. Cross-Collateralized Mortgage Loans.

            Notwithstanding anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage Loans (each a "Cross-Collateralized Set"), by their terms, cross-defaulted and cross-collateralized. Each Cross-Collateralized Set is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 19 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including without limitation, each of the representations and warranties set forth in Schedule II hereto and each of the capitalized terms used but not defined herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 19. In addition, if there exists with respect to any Cross-Collateralized Set only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such Cross-Collateralized Set, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Cross-Collateralized Set shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan. "Cross-Collateralized Mortgage Loan" shall mean any Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans.

            SECTION 20. Entire Agreement.

            Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

            SECTION 21. WAIVER OF TRIAL BY JURY.

            THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 22. Miscellaneous.

            Notwithstanding any contrary provision of this Agreement or the Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise materially adversely affect the Seller without the consent of the Seller.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       BANK OF AMERICA, NATIONAL ASSOCIATION


                                       By:   /s/ Stephen L. Hogue
                                          ------------------------------------
                                          Name:  Stephen L. Hogue
                                          Title: Principal


                                       BANC OF AMERICA COMMERCIAL MORTGAGE
                                          INC.


                                       By:   /s/ John S. Palmer
                                          ------------------------------------
                                          Name:  John S. Palmer
                                          Title: Vice President

                                   SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

Sequence   Loan Number   Loan Seller
--------   -----------   ---------------
       2       3405209   Bank of America
       3       3403716   Bank of America
       4       3403856   Bank of America
       5       3405346   Bank of America
       6       3404331   Bank of America
       7         59712   Bank of America
       8       3404620   Bank of America
       9       3402813   Bank of America
      10       3404536   Bank of America
      11       3405764   Bank of America
      13       3405752   Bank of America
      15       3405765   Bank of America
      17       3405108   Bank of America
      18       3405767   Bank of America
      19       3405769   Bank of America
      20       3402385   Bank of America
      21       3405771   Bank of America
      22       3405757   Bank of America
      26       3404260   Bank of America

      27       3404966   Bank of America
    27.1       3404966   Bank of America
    27.2       3404966   Bank of America
    27.3       3404966   Bank of America
    27.4       3404966   Bank of America
    27.5       3404966   Bank of America
    27.6       3404966   Bank of America
    27.7       3404966   Bank of America
    27.8       3404966   Bank of America
    27.9       3404966   Bank of America
   27.10       3404966   Bank of America
   27.11       3404966   Bank of America

      28       3404479   Bank of America
      29       3404622   Bank of America
      31       3405758   Bank of America
      32       3404639   Bank of America
      34       3405636   Bank of America

      35       3403935   Bank of America
    35.1       3403935   Bank of America
    35.2       3403935   Bank of America
    35.3       3403935   Bank of America

      36       3405774   Bank of America
      37       3404422   Bank of America
      38       3404478   Bank of America
      39       3404481   Bank of America
      40       3405775   Bank of America
      42       3404189   Bank of America
      43       3402390   Bank of America
      44       3405761   Bank of America
      46       3404345   Bank of America
      47       3401997   Bank of America
      53       3402293   Bank of America
      57       3405498   Bank of America

      58       3403866   Bank of America
    58.1       3403866   Bank of America
    58.2       3403866   Bank of America
    58.3       3403866   Bank of America
    58.4       3403866   Bank of America

      59       3405184   Bank of America
      60       3405692   Bank of America
      61       3405763   Bank of America
      62       3402365   Bank of America

      64       3405266   Bank of America
    64.1       3405266   Bank of America
    64.2       3405266   Bank of America
    64.3       3405266   Bank of America
    64.4       3405266   Bank of America

      65       3405404   Bank of America
      68       3405018   Bank of America
      69       3405167   Bank of America
      70       3405715   Bank of America
      71       3402651   Bank of America
      72       3405525   Bank of America
      73       3405165   Bank of America
      76       3405922   Bank of America
      77       3405030   Bank of America
      78       3405208   Bank of America
      79       3402367   Bank of America
      80       3405160   Bank of America
      81       3404849   Bank of America
      82       3402673   Bank of America
      85       3404281   Bank of America
      86       3405145   Bank of America
      88       3405225   Bank of America
      89       3405685   Bank of America
      90       3404816   Bank of America
      92       3402664   Bank of America

      94       3405164   Bank of America
    94.1       3405164   Bank of America
    94.2       3405164   Bank of America

      96       3405846   Bank of America
      97       3405714   Bank of America
      98       3402666   Bank of America
     101       3405713   Bank of America
     102       3405263   Bank of America
     103       3405483   Bank of America
     107       3402657   Bank of America
     108       3403589   Bank of America
     109       3404802   Bank of America
     112       3402659   Bank of America
     116       3403575   Bank of America
     117       3402654   Bank of America
     118       3402371   Bank of America
     119       3405609   Bank of America
     120       3402711   Bank of America
     124       3405533   Bank of America
     126       3402658   Bank of America
     127       3405156   Bank of America
     129       3403574   Bank of America
     132       3405707   Bank of America
     134       3405652   Bank of America
     138       3403951   Bank of America
     144       3402663   Bank of America
     146       3405230   Bank of America
     148       3402653   Bank of America
     152       3405235   Bank of America
     154       3403576   Bank of America
     158       3400853   Bank of America
     159       3403414   Bank of America
     163       3405582   Bank of America
     167       3405805   Bank of America
     172       3404115   Bank of America
     174       3402661   Bank of America
     177       3405306   Bank of America
     178       3403573   Bank of America
     179       3405733   Bank of America
     180       3404728   Bank of America


Sequence   Property Name
--------   -------------------------------------------------------------------------
       2   One Park Avenue
       3   575 Lexington Avenue
       4   Howard Crossing
       5   Mall of Acadiana
       6   Connecticut Financial Center
       7   Valley River Center
       8   200 West 57th Street
       9   Franklin Avenue Plaza
      10   50 South Tenth Street
      11   Barrett Pavilion
      13   Fayette Pavilion III & IV
      15   Sycamore Commons
      17   Plaza at Fayette
      18   Sarasota Pavilion
      19   Pleasant Hill
      20   Harlem River Yard
      21   River Ridge
      22   Venture Pointe
      26   The Mark at Salem Station

      27   West Park Industrial Portfolio (Rollup)
    27.1   West Park Industrial Portfolio - West Park XI
    27.2   West Park Industrial Portfolio - West Park VIII
    27.3   West Park Industrial Portfolio - West Park III
    27.4   West Park Industrial Portfolio - West Park VI
    27.5   West Park Industrial Portfolio - West Park VII
    27.6   West Park Industrial Portfolio - West Park IV
    27.7   West Park Industrial Portfolio - West Park V
    27.8   West Park Industrial Portfolio - West Park I
    27.9   West Park Industrial Portfolio - West Park II
   27.10   West Park Industrial Portfolio - West Park X
   27.11   West Park Industrial Portfolio - West Park IX

      28   Fairway Lakes
      29   Barr Building
      31   Sand Lake Corners
      32   Buffets Headquarters
      34   Grande View Apartments

      35   Bakersfield Industrial Portfolio (Rollup)
    35.1   Bakersfield Industrial Portfolio - 2309, 2351 and 2401 East Brundage Lane
    35.2   Bakersfield Industrial Portfolio - 1901 East Brundage Lane
    35.3   Bakersfield Industrial Portfolio - 6881 and 6901 District Boulevard

      36   City Crossing
      37   Watson Plaza
      38   Lakes of Brice Apartments
      39   Bent Tree Apartments
      40   Columbiana Station II
      42   Harmony Square Apartments
      43   31 Columbia
      44   Ward's Crossing
      46   Corona Valley Marketplace
      47   DaimlerChrysler Building - Ameriplex at the Portage
      53   Richmond Industrial
      57   Prince Acaciawood Apartments

      58   Simply Self Storage Portfolio (Rollup)
    58.1   Simply Self Storage Portfolio - Hawthorn
    58.2   Simply Self Storage Portfolio - Cooke
    58.3   Simply Self Storage Portfolio - West 10th
    58.4   Simply Self Storage Portfolio - Zionsville

      59   4234 Bronx Boulevard
      60   Park Place Emery
      61   Universal Plaza
      62   Marsh Store 21

      64   Premier Development Portfolio (Rollup)
    64.1   Premier Development Portfolio - 111 Plain Street
    64.2   Premier Development Portfolio - 146 Westminster Street
    64.3   Premier Development Portfolio - 32 Custom House Street
    64.4   Premier Development Portfolio - 1 Custom House Street

      65   North Columbus Crossing
      68   Parkwood Terrace
      69   Residence Inn Marriott Columbus Easton
      70   Hill Court Apartments
      71   DTI- Chevy Chase Downs Apartments
      72   Newtown Business Commons
      73   Rita Ranch I
      76   Value Store It
      77   Remy International World Headquarters
      78   Boise Cascade - Florida
      79   Marsh Store 96
      80   Courtyard Marriott Baton Rouge Siegen Lane
      81   Moreno Valley Corporate Center
      82   DTI- Parkway Circle Apartments
      85   Marlow Center
      86   Ironwood Square Shopping Center
      88   Best Buy - Burbank, IL
      89   Best Western - Keene
      90   Daystar Retirement Village
      92   DTI- University Club Apartments

      94   Parkview Heights Heights and Meetinghouse Apartments (Rollup)
    94.1   Parkview Heights Apartments
    94.2   Meetinghouse Apartments

      96   Crossroads at Santa Maria Building #9
      97   Royale Apartments
      98   DTI-Brazos Apartments
     101   Ivy Ridge Apartments
     102   Social Security Administration Building
     103   Main Street Village - Matawan, NJ
     107   DTI- Scandia Apartments
     108   Marsh Store 47
     109   Clarion Hotel
     112   DTI- Baywood Apartments
     116   Lobill's Store 331
     117   DTI- Gables Apartments
     118   Marsh Store 73
     119   Walgreen's - Gaylord, MI
     120   300-350 East 22nd Street
     124   BofA Ground Lease - LaSalle & Grand
     126   DTI- Walden Pond Apartments
     127   Monterey Park Office Building
     129   Lobill's Store 329
     132   Dean Estates
     134   Valley Mall Frontage
     138   Sunset Gardens
     144   DTI- Paper Moon Apartments
     146   International Filing Company
     148   DTI- San Gabriel Square Apartments
     152   Apollo Beach Mini Storage
     154   Lobill's Store 343
     158   The Homestead
     159   Walgreens - North Hollywood, CA
     163   Orchard and Belden Apartments
     167   OfficeMax - Porterville, CA
     172   Cortner Square Apartments
     174   DTI- Hillside Apartments
     177   University Courtyard Apartments
     178   Lobill's Store 326
     179   Van Buren Retail Center
     180   Solana Beach Retail
           Totals

Sequence   Street Address
--------   ---------------------------------------------------------------------------------------------
       2   One Park Avenue
       3   575 Lexington Avenue
       4   8732 Town and Country Boulevard
       5   5725 Johnston Street
       6   157 Church Street
       7   293 Valley River Center
       8   200 West 57th Street
       9   1205, 1225, 1305 and 1325 Franklin Avenue
      10   50 South Tenth Street
      11   740 Earnest West Barrett Parkway Northwest
      13   96-405 Pavilion Parkway
      15   2113-2335 Matthews Township Parkway
      17   3801 Mall Road
      18   6507-6607 South Tamiani Trail
      19   2205 - 2275 Pleasant Hill Road
      20   98 Lincoln Avenue
      21   U.S. Highway 280
      22   3855-3885 Venture Drive, 3925-3950 Venture Drive, 3890 Satellite Boulevard
      26   11132 Sunburst Lane

      27   3320, 3330, 3450 Vineland Road; 4102, 4104, 4125, 4171, 4542, 4549, 4551, 4560 LB McLeod Road
    27.1   4560 LB McLeod Road
    27.2   4542 LB McLeod Road
    27.3   3450 Vineland Road
    27.4   4125 LB McLeod Road
    27.5   4171 LB McLeod Road
    27.6   4102 LB McLeod Road
    27.7   4104 LB McLeod Road
    27.8   3320 Vineland Road
    27.9   3330 Vineland Road
   27.10   4551 LB McLeod Road
   27.11   4549 LB McLeod Road

      28   5191 Fairway Lakes Drive
      29   910 17th Street, NW
      31   8111 to 8445 South John Young Parkway
      32   1460 Buffets Way
      34   151 Grande View Drive

      35   Various
    35.1   2309, 2351 and 2401 East Brundage Lane
    35.2   1901 East Brundage Lane
    35.3   6881 and 6901 District Boulevard

      36   2620 Watson Boulevard
      37   9809 Watson Road
      38   6060 Rossi Drive
      39   7200 Chadwood Lane
      40   1005-1009 & 1110-1270 Bower Parkway
      42   1550 East Harmon Avenue
      43   31 Columbia
      44   4026-4040 Wards Road
      46   7014-7084 Archibald Street
      47   6410 Ameriplex Drive
      53   845, 855 & 865 Marina Bay Parkway
      57   1415 W. Ball Road

      58   Various
    58.1   6901 Hawthorn Park Drive
    58.2   810 East Cooke Road
    58.3   7937 West 10th Street
    58.4   4628 Northwestern Drive

      59   4234 Bronx Boulevard
      60   1888 & 1900 Emery Street
      61   5401-5555 North University Drive & 7720-7752 West Commercial Boulevard
      62   10679 Michigan Road

      64   Various
    64.1   111 Plain Street
    64.2   146 Westminster Street
    64.3   32 Custom House Street
    64.4   1 Custom House Street

      65   6770 Veterans Parkway
      68   1201 East Old Settlers Road
      69   3999 Easton Loop West
      70   580 East Ridge Road
      71   2504 Huntwick Drive
      72   105 and 140 Terry Drive
      73   9040 East Valencia Road
      76   9101 NW 7th Avenue
      77   2902 Enterprise Drive, 6512 & 6628 Production Drive
      78   8260 Armstrong Road
      79   715 South Tillotson Avenue
      80   10307 North Mall Drive
      81   22690 Cactus Avenue
      82   401 Southwest Parkway
      85   1791-1793 Marlow Road
      86   208, 212, 224-230 West Ironwood Drive
      88   7600 South Cicero Avenue
      89   401 Winchester Street
      90   2615 SW Barton Street
      92   2424 Montgomery Road

      94   Various
    94.1   37-215 Manzella Court, 85-87 Pierce Road, 266-282 Hingham Street, 18-53 Cobb Drive
    94.2   33 Randolph Street

      96   2338, 2342, 2348, 2352, 2356 South Bradley Road
      97   65 & 75 Oaklawn Avenue
      98   1800 Lake Brazos Drive
     101   2057 Hudson Avenue
     102   9502 Center Street
     103   90 Main Street
     107   401 Anderson Drive
     108   3825 State Road 26 East
     109   1507 North First Street
     112   5025 FM-2351
     116   3910 West Bethel Avenue
     117   401 University Oaks Boulevard
     118   10901 East Washington Street
     119   1290 West Main Street
     120   300-350 East 22nd Street
     124   530 North La Salle Street
     126   1331 Harvey Mitchell Parkway South
     127   2630 Corporate Place
     129   1900 South Hoyt Avenue
     132   383 Oaklawn Avenue
     134   2401 South 1st Street
     138   2111-2219 North Winery Avenue
     144   2213 Bobby K Marks Drive
     146   5370 Highway 42
     148   2212 San Gabriel Street
     152   313 Apollo Beach Boulevard
     154   1401 North Washington Street
     158   1625 Hinman Avenue
     159   10955 Magnolia Boulevard & 5200 Vineland Avenue
     163   2256-2258 N. Orchard Street & 705-709 W. Belden Avenue
     167   1260 West Henderson Avenue
     172   201-275 East Cortner Street
     174   1420 14th Street
     177   3022 North Pecan Street
     178   1301 South East Street
     179   2008 Fayetteville Road
     180   305-315 South Coast Highway 101


Sequence   City               State     Zip Code   Mortgage Rate    Amortization Basis (1)   Original Balance
--------   ----------------   -------   --------   -------------    ----------------------   ----------------
       2   New York           NY           10016           6.281%   Actual/360                    187,500,000
       3   New York           NY           10022           5.728%   Actual/360                    162,500,000
       4   Ellicott City      MD           21043           5.699%   Actual/360                    153,000,000
       5   Lafayette          LA           70503           5.665%   30/360                        150,400,000
       6   New Haven          CT           06510           5.603%   Actual/360                    130,400,000
       7   Eugene             OR           97401           5.589%   Actual/360                    120,000,000
       8   New York           NY           10019           5.658%   Actual/360                     91,000,000
       9   Garden City        NY           11530           6.011%   Actual/360                     87,000,000
      10   Minneapolis        MN           55403           5.287%   Actual/360                     76,200,000
      11   Atlanta            GA           30144           5.448%   Actual/360                     70,373,016
      13   Fayetteville       GA           30214           5.448%   Actual/360                     50,712,288
      15   Matthews           NC           28105           5.448%   Actual/360                     48,381,600
      17   Lexington          KY           40503           5.665%   30/360                         44,400,000
      18   Sarasota           FL           34231           5.448%   Actual/360                     40,425,230
      19   Duluth             GA           30096           5.448%   Actual/360                     30,458,783
      20   Bronx              NY           10454           5.660%   Actual/360                     30,000,000
      21   Birmingham         AL           35242           5.448%   Actual/360                     28,116,029
      22   Atlanta            GA           30096           5.448%   Actual/360                     25,818,322
      26   Fredericksburg     VA           22407           5.633%   Actual/360                     25,200,000

      27   Orlando            FL           32811           5.797%   Actual/360                     24,650,000
    27.1   Orlando            FL           32811                                                    3,525,132
    27.2   Orlando            FL           32811                                                    3,509,524
    27.3   Orlando            FL           32811                                                    2,646,473
    27.4   Orlando            FL           32811                                                    2,325,103
    27.5   Orlando            FL           32811                                                    2,309,494
    27.6   Orlando            FL           32811                                                    2,197,889
    27.7   Orlando            FL           32811                                                    2,157,051
    27.8   Orlando            FL           32811                                                    2,004,883
    27.9   Orlando            FL           32811                                                    1,743,366
   27.10   Orlando            FL           32811                                                    1,524,899
   27.11   Orlando            FL           32811                                                      706,187

      28   Westerville        OH           43081           6.077%   Actual/360                     23,560,000
      29   Washington         DC           20006           5.518%   Actual/360                     21,000,000
      31   Orlando            FL           32819           5.448%   Actual/360                     20,708,572
      32   Eagan              MN           55121           5.628%   Actual/360                     20,000,000
      34   Biloxi             MS           39531           5.648%   Actual/360                     18,640,000

      35   Bakersfield        CA           93313           5.560%   Actual/360                     17,500,000
    35.1   Bakersfield        CA           93313                                                   11,526,964
    35.2   Bakersfield        CA           93313                                                    4,074,839
    35.3   Bakersfield        CA           93313                                                    1,898,196

      36   Warner Robins      GA           30266           5.448%   Actual/360                     17,417,561
      37   Crestwood          MO           63126           5.626%   Actual/360                     16,320,000
      38   Canal Winchester   OH           43110           6.077%   Actual/360                     16,000,000
      39   Columbus           OH           43235           6.075%   Actual/360                     15,440,000
      40   Columbia           SC           29212           5.448%   Actual/360                     15,296,764
      42   Las Vegas          NV           89119           6.130%   Actual/360                     13,300,000
      43   Aliso Viejo        CA           92656           5.999%   Actual/360                     13,300,000
      44   Lynchburg          VA           22222           5.448%   Actual/360                     12,903,920
      46   Corona             CA           92880           5.717%   Actual/360                     12,840,000
      47   Portage            IN           46368           5.492%   Actual/360                     11,952,000
      53   Richmond           CA           94804           5.690%   Actual/360                     10,500,000
      57   Anaheim            CA           92802           5.600%   Actual/360                     10,350,000

      58   Various            Various   Various            5.567%   Actual/360                     10,300,000
    58.1   Indianapolis       IN           46220                                                    3,604,246
    58.2   Columbus           OH           43214                                                    3,287,555
    58.3   Indianapolis       IN           46214                                                    2,443,045
    58.4   Zionsville         IN           46077                                                      965,154

      59   Bronx              NY           10466           5.884%   Actual/360                     10,050,000
      60   Atlanta            GA           30318           5.504%   Actual/360                     10,000,000
      61   Lauderhill         FL           33351           5.448%   Actual/360                      9,887,151
      62   Zionsville         IN           46077           5.880%   Actual/360                      9,599,646

      64   Providence         RI           02903           5.646%   Actual/360                      9,200,000
    64.1   Providence         RI           02903                                                    2,934,500
    64.2   Providence         RI           02903                                                    2,538,000
    64.3   Providence         RI           02903                                                    1,903,500
    64.4   Providence         RI           02903                                                    1,824,000

      65   Columbus           GA           31909           5.859%   Actual/360                      9,000,000
      68   Round Rock         TX           78664           5.730%   Actual/360                      8,636,000
      69   Columbus           OH           43219           5.562%   Actual/360                      8,500,000
      70   Rochester          NY           14621           5.728%   Actual/360                      8,200,000
      71   Austin             TX           78741           5.597%   Actual/360                      8,200,000
      72   Newtown            PA           18940           5.578%   Actual/360                      8,075,000
      73   Tucson             AZ           85747           5.712%   Actual/360                      7,900,000
      76   Miami              FL           33150           5.580%   Actual/360                      7,500,000
      77   Anderson           IN           46013           5.834%   Actual/360                      7,400,000
      78   Milton             FL           32583           5.676%   Actual/360                      7,385,000
      79   Muncie             IN           47304           5.880%   Actual/360                      7,093,317
      80   Baton Rouge        LA           70809           5.562%   Actual/360                      7,000,000
      81   Moreno Valley      CA           92553           5.798%   Actual/360                      6,900,000
      82   College Station    TX           77840           5.605%   Actual/360                      6,840,000
      85   Santa Rosa         CA           95401           5.529%   Actual/360                      6,500,000
      86   Coeur d'Alene      ID           83814           5.647%   Actual/360                      6,300,000
      88   Burbank            IL           60459           5.458%   30/360                          6,060,000
      89   Keene              NH           03431           5.712%   Actual/360                      6,020,000
      90   Seattle            WA           98126           5.698%   Actual/360                      6,000,000
      92   Huntsville         TX           77340           5.626%   Actual/360                      5,900,000

      94   Various            MA        Various            5.671%   Actual/360                      5,800,000
    94.1   Rockland           MA           02370                                                    4,168,988
    94.2   Abington           MA           02351                                                    1,631,012

      96   Santa Maria        CA           93455           5.722%   Actual/360                      5,700,000
      97   Cranston           RI           02920           5.600%   Actual/360                      5,640,000
      98   Waco               TX           76704           5.634%   Actual/360                      5,550,000
     101   Rochester          NY           14617           5.728%   Actual/360                      5,250,000
     102   Manassas           VA           20110           5.854%   Actual/360                      5,230,000
     103   Matawan            NJ           07747           5.680%   Actual/360                      5,060,000
     107   College Station    TX           77840           5.626%   Actual/360                      4,950,000
     108   Lafayette          IN           47905           5.880%   Actual/360                      4,738,500
     109   Yakima             WA           98901           6.156%   Actual/360                      4,690,000
     112   Friendswood        TX           77546           5.626%   Actual/360                      4,600,000
     116   Muncie             IN           47304           5.880%   Actual/360                      4,436,767
     117   College Station    TX           77840           5.596%   Actual/360                      4,400,000
     118   Indianapolis       IN           46229           5.880%   Actual/360                      4,322,500
     119   Gaylord            MI           49735           5.573%   Actual/360                      4,261,000
     120   Lombard            IL           60148           5.660%   Actual/360                      4,160,000
     124   Chicago            IL           60610           5.700%   Actual/360                      4,000,000
     126   College Station    TX           77840           5.609%   Actual/360                      3,950,000
     127   Monterey Park      CA           91754           5.896%   Actual/360                      3,920,000
     129   Muncie             IN           47302           5.880%   Actual/360                      3,797,364
     132   Cranston           RI           02920           5.820%   Actual/360                      3,560,000
     134   Yakima             WA           98903           5.550%   Actual/360                      3,550,000
     138   Fresno             CA           93703           5.659%   Actual/360                      3,420,152
     144   Huntsville         TX           77340           5.646%   Actual/360                      3,280,000
     146   Hattiesburg        MS           39401           6.062%   Actual/360                      3,200,000
     148   Austin             TX           78705           5.649%   Actual/360                      3,100,000
     152   Apollo Beach       FL           33572           5.980%   Actual/360                      2,726,000
     154   Kokomo             IN           46901           5.880%   Actual/360                      2,694,691
     158   Evanston           IL           60201           6.000%   Actual/360                      2,500,000
     159   North Hollywood    CA           91601           6.000%   Actual/360                      2,500,000
     163   Chicago            IL           60614           5.642%   Actual/360                      2,350,000
     167   Porterville        CA           93257           5.580%   Actual/360                      2,100,000
     172   Hanford            CA           93230           5.729%   Actual/360                      1,513,755
     174   Huntsville         TX           77340           5.612%   Actual/360                      1,475,000
     177   Nacogdoches        TX           75965           5.708%   Actual/360                      1,400,000
     178   Richmond           IN           47374           5.880%   Actual/360                      1,392,279
     179   Van Buren          AR           72956           5.860%   Actual/360                      1,288,000
     180   Solana Beach       CA           92075           5.757%   Actual/360                      1,150,000


Sequence   Cut-off Date Balance   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date
--------   --------------------   ------------------------------------------   --------------------   --------
       2            187,500,000                                           57   3/1/2012               First
       3            162,500,000                                           76   10/1/2013              First
       4            153,000,000                                           67   1/1/2013               First
       5            150,080,095                                          118   4/1/2017               First
       6            130,400,000                                          117   3/1/2017               First
       7            120,000,000                                          104   2/1/2016               First
       8             91,000,000                                          116   2/1/2017               First
       9             87,000,000                                           58   4/1/2012               First
      10             76,200,000                                           55   1/1/2012               First
      11             70,373,016                                          117   3/1/2017               First
      13             50,712,288                                          117   3/1/2017               First
      15             48,381,600                                          117   3/1/2017               First
      17             44,305,560                                          118   4/1/2017               First
      18             40,425,230                                          117   3/1/2017               First
      19             30,458,783                                          117   3/1/2017               First
      20             29,940,841                                          118   4/1/2017               First
      21             28,116,029                                          117   3/1/2017               First
      22             25,818,322                                          117   3/1/2017               First
      26             25,200,000                                          115   1/1/2017               First

      27             24,650,000                                          117   3/1/2017               First
    27.1              3,525,132
    27.2              3,509,524
    27.3              2,646,473
    27.4              2,325,103
    27.5              2,309,494
    27.6              2,197,889
    27.7              2,157,051
    27.8              2,004,883
    27.9              1,743,366
   27.10              1,524,899
   27.11                706,187

      28             23,560,000                                           56   2/1/2012               First
      29             21,000,000                                          117   3/1/2017               First
      31             20,708,572                                          117   3/1/2017               First
      32             19,981,758                                          119   5/1/2017               First
      34             18,640,000                                           59   5/1/2012               First

      35             17,500,000                                           59   5/1/2012               First
    35.1             11,526,964
    35.2              4,074,839
    35.3              1,898,196

      36             17,417,561                                          117   3/1/2017               First
      37             16,287,578                                          118   4/1/2017               First
      38             16,000,000                                           56   2/1/2012               First
      39             15,440,000                                           56   2/1/2012               First
      40             15,296,764                                          117   3/1/2017               First
      42             13,300,000                                           55   1/1/2012               First
      43             13,224,021                                          114   12/1/2016              First
      44             12,903,920                                          117   3/1/2017               First
      46             12,840,000                                          119   5/1/2017               First
      47             11,872,892                                          105   3/1/2016               First
      53             10,500,000                                          120   6/1/2017               First
      57             10,340,493                                          119   5/1/2017               First

      58             10,300,000                                          114   12/1/2016              First
    58.1              3,604,246
    58.2              3,287,555
    58.3              2,443,045
    58.4                965,154

      59             10,050,000                                          120   6/1/2017               First
      60             10,000,000                                          120   6/1/2017               First
      61              9,887,151                                          117   3/1/2017               First
      62              9,543,421                                          114   12/1/2016              First

      64              9,200,000                                          118   4/1/2017               First
    64.1              2,934,500
    64.2              2,538,000
    64.3              1,903,500
    64.4              1,824,000

      65              8,983,011                                          118   4/1/2017               First
      68              8,636,000                                          117   3/1/2017               First
      69              8,492,118                                          119   5/1/2017               First
      70              8,200,000                                          119   5/1/2017               First
      71              8,164,471                                          116   2/1/2017               First
      72              8,075,000                                          118   4/1/2017               First
      73              7,900,000                                          119   5/1/2017               First
      76              7,500,000                                          118   4/1/2017               First
      77              7,400,000                                          119   5/1/2017               First
      78              7,385,000                                          120   6/1/2017               First
      79              7,051,772                                          114   12/1/2016              First
      80              6,993,509                                          119   5/1/2017               First
      81              6,900,000                                          120   6/1/2017               First
      82              6,810,408                                          116   2/1/2017               First
      85              6,500,000                                          118   4/1/2017               First
      86              6,300,000                                          118   4/1/2017               First
      88              6,060,000                                          118   4/1/2017               First
      89              6,002,753                                          118   4/1/2017               First
      90              6,000,000                                          120   6/1/2017               First
      92              5,874,575                                          116   2/1/2017               First

      94              5,788,590                                          118   4/1/2017               First
    94.1              4,160,787
    94.2              1,627,803

      96              5,700,000                                          120   6/1/2017               First
      97              5,640,000                                          119   5/1/2017               First
      98              5,538,993                                          118   4/1/2017               First
     101              5,250,000                                          119   5/1/2017               First
     102              5,230,000                                          118   4/1/2017               First
     103              5,060,000                                          119   5/1/2017               First
     107              4,928,669                                          116   2/1/2017               First
     108              4,710,747                                          114   12/1/2016              First
     109              4,690,000                                          120   6/1/2017               First
     112              4,580,177                                          116   2/1/2017               First
     116              4,410,781                                          114   12/1/2016              First
     117              4,380,932                                          116   2/1/2017               First
     118              4,297,183                                          114   12/1/2016              First
     119              4,257,059                                          119   5/1/2017               First
     120              4,160,000                                          120   6/1/2017               First
     124              4,000,000                                          119   5/1/2017               First
     126              3,932,924                                          116   2/1/2017               First
     127              3,912,661                                          118   4/1/2017               First
     129              3,775,123                                          114   12/1/2016              First
     132              3,560,000                                           59   5/1/2012               First
     134              3,550,000                                          119   5/1/2017               First
     138              3,413,406                                          118   4/1/2017               First
     144              3,273,512                                          118   4/1/2017               First
     146              3,200,000                                          120   6/1/2017               First
     148              3,093,872                                          118   4/1/2017               First
     152              2,726,000                                           57   3/1/2012               First
     154              2,678,908                                          114   12/1/2016              First
     158              2,497,928                                          119   5/1/2017               First
     159              2,497,928                                          119   5/1/2017               First
     163              2,347,864                                          119   5/1/2017               First
     167              2,095,786                                          118   4/1/2017               First
     172              1,513,755                                          118   4/1/2017               First
     174              1,468,627                                          116   2/1/2017               First
     177              1,397,268                                          118   4/1/2017               First
     178              1,384,124                                          114   12/1/2016              First
     179              1,288,000                                          119   5/1/2017               First
     180              1,150,000                                          116   2/1/2017               First
                 $2,204,465,327

Sequence   Monthly Payment   Administrative Fee Rate(2)    Primary Servicing Fee Rate
--------   ---------------   --------------------------    --------------------------
       2           994,958                      0.02063%                      0.01000%
       3           786,454                      0.03063%                      0.01000%
       4           736,714                      0.02063%                      0.01000%
       5           869,589                      0.02063%                      0.01000%
       6           617,316                      0.06063%                      0.05000%
       7           566,693                      0.02063%                      0.01000%
       8           435,021                      0.06063%                      0.05000%
       9           441,873                      0.02063%                      0.01000%
      10           340,387                      0.02063%                      0.01000%
      11           323,901                      0.02063%                      0.01000%
      13           233,410                      0.02063%                      0.01000%
      15           222,683                      0.03063%                      0.02000%
      17           256,714                      0.03063%                      0.02000%
      18           186,063                      0.03063%                      0.02000%
      19           140,191                      0.03063%                      0.02000%
      20           173,360                      0.03063%                      0.02000%
      21           129,408                      0.03063%                      0.02000%
      22           118,832                      0.03063%                      0.02000%
      26           119,936                      0.03063%                      0.02000%

      27           120,734                      0.03063%                      0.02000%
    27.1
    27.2
    27.3
    27.4
    27.5
    27.6
    27.7
    27.8
    27.9
   27.10
   27.11

      28           120,969                      0.03063%                      0.02000%
      29            97,906                      0.03063%                      0.02000%
      31            95,314                      0.03063%                      0.02000%
      32           115,169                      0.03063%                      0.02000%
      34            88,951                      0.03063%                      0.02000%

      35            82,209                      0.03063%                      0.02000%
    35.1
    35.2
    35.3

      36            80,167                      0.03063%                      0.02000%
      37            93,957                      0.03063%                      0.02000%
      38            82,152                      0.03063%                      0.02000%
      39            79,251                      0.03063%                      0.02000%
      40            70,405                      0.03063%                      0.02000%
      42            80,855                      0.03063%                      0.02000%
      43            79,732                      0.03063%                      0.02000%
      44            59,392                      0.03063%                      0.02000%
      46            62,016                      0.03063%                      0.02000%
      47            82,162                      0.03063%                      0.02000%
      53            60,876                      0.03063%                      0.02000%
      57            59,417                      0.03063%                      0.02000%

      58            48,447                      0.03063%                      0.02000%
    58.1
    58.2
    58.3
    58.4

      59            59,507                      0.03063%                      0.02000%
      60            56,804                      0.03063%                      0.02000%
      61            45,507                      0.03063%                      0.02000%
      62            56,816                      0.06063%                      0.05000%

      64            53,082                      0.03063%                      0.02000%
    64.1
    64.2
    64.3
    64.4

      65            53,146                      0.03063%                      0.02000%
      68            50,288                      0.03063%                      0.02000%
      69            48,593                      0.03063%                      0.02000%
      70            47,738                      0.03063%                      0.02000%
      71            47,059                      0.03063%                      0.02000%
      72            38,057                      0.03063%                      0.02000%
      73            38,126                      0.03063%                      0.02000%
      76            35,359                      0.03063%                      0.02000%
      77            43,580                      0.03063%                      0.02000%
      78            35,416                      0.03063%                      0.02000%
      79            41,982                      0.06063%                      0.05000%
      80            40,018                      0.03063%                      0.02000%
      81            40,477                      0.03063%                      0.02000%
      82            39,289                      0.03063%                      0.02000%
      85            30,365                      0.03063%                      0.02000%
      86            36,354                      0.03063%                      0.02000%
      88            27,563                      0.03063%                      0.02000%
      89            37,734                      0.03063%                      0.02000%
      90            41,947                      0.03063%                      0.02000%
      92            33,967                      0.03063%                      0.02000%

      94            33,557                      0.03063%                      0.02000%
    94.1
    94.2

      96            33,162                      0.03063%                      0.02000%
      97            26,686                      0.03063%                      0.02000%
      98            31,980                      0.03063%                      0.02000%
     101            30,564                      0.03063%                      0.02000%
     102            25,868                      0.03063%                      0.02000%
     103            24,283                      0.03063%                      0.02000%
     107            28,498                      0.03063%                      0.02000%
     108            28,045                      0.06063%                      0.05000%
     109            30,667                      0.03063%                      0.02000%
     112            26,483                      0.03063%                      0.02000%
     116            26,259                      0.06063%                      0.05000%
     117            25,248                      0.03063%                      0.02000%
     118            25,583                      0.06063%                      0.05000%
     119            24,389                      0.03063%                      0.02000%
     120            24,039                      0.03063%                      0.02000%
     124            19,264                      0.03063%                      0.02000%
     126            22,699                      0.03063%                      0.02000%
     127            23,241                      0.03063%                      0.02000%
     129            22,475                      0.06063%                      0.05000%
     132            17,506                      0.03063%                      0.02000%
     134            16,647                      0.07063%                      0.06000%
     138            19,762                      0.03063%                      0.02000%
     144            18,925                      0.03063%                      0.02000%
     146            19,313                      0.03063%                      0.02000%
     148            17,892                      0.03063%                      0.02000%
     152            13,773                      0.03063%                      0.02000%
     154            15,949                      0.06063%                      0.05000%
     158            14,989                      0.03063%                      0.02000%
     159            14,989                      0.03063%                      0.02000%
     163            13,553                      0.03063%                      0.02000%
     167            12,029                      0.03063%                      0.02000%
     172             8,814                      0.08063%                      0.07000%
     174             8,479                      0.03063%                      0.02000%
     177             8,133                      0.03063%                      0.02000%
     178             8,240                      0.06063%                      0.05000%
     179             7,607                      0.03063%                      0.02000%
     180             5,594                      0.03063%                      0.02000%


Sequence   Master Servicing Fee Rate    Ownership Interest   Cross-Collateralized Loans
--------   -------------------------    ------------------   --------------------------
       2                     0.01000%   Fee                  No
       3                     0.02000%   Fee                  No
       4                     0.01000%   Fee                  No
       5                     0.01000%   Fee                  No
       6                     0.01000%   Leasehold            No
       7                     0.01000%   Fee                  No
       8                     0.01000%   Fee                  No
       9                     0.01000%   Fee                  No
      10                     0.01000%   Fee                  No
      11                     0.01000%   Fee                  No
      13                     0.01000%   Fee                  No
      15                     0.01000%   Fee                  No
      17                     0.01000%   Fee                  No
      18                     0.01000%   Fee                  No
      19                     0.01000%   Fee                  No
      20                     0.01000%   Fee/Leasehold        No
      21                     0.01000%   Fee                  No
      22                     0.01000%   Fee                  No
      26                     0.01000%   Fee                  No

      27                     0.01000%   Fee                  No
    27.1                                Fee
    27.2                                Fee
    27.3                                Fee
    27.4                                Fee
    27.5                                Fee
    27.6                                Fee
    27.7                                Fee
    27.8                                Fee
    27.9                                Fee
   27.10                                Fee
   27.11                                Fee

      28                     0.01000%   Fee                  No
      29                     0.01000%   Fee                  No
      31                     0.01000%   Fee                  No
      32                     0.01000%   Fee                  No
      34                     0.01000%   Fee                  No

      35                     0.01000%   Fee                  No
    35.1                                Fee
    35.2                                Fee
    35.3                                Fee

      36                     0.01000%   Fee                  No
      37                     0.01000%   Fee                  No
      38                     0.01000%   Fee                  No
      39                     0.01000%   Fee                  No
      40                     0.01000%   Fee                  No
      42                     0.01000%   Fee                  No
      43                     0.01000%   Fee                  No
      44                     0.01000%   Fee                  No
      46                     0.01000%   Fee                  No
      47                     0.01000%   Fee                  No
      53                     0.01000%   Fee                  No
      57                     0.01000%   Fee                  No

      58                     0.01000%   Fee                  No
    58.1                                Fee
    58.2                                Fee
    58.3                                Fee
    58.4                                Fee

      59                     0.01000%   Fee                  No
      60                     0.01000%   Fee                  No
      61                     0.01000%   Fee                  No
      62                     0.01000%   Fee                  No

      64                     0.01000%   Fee                  No
    64.1                                Fee
    64.2                                Fee
    64.3                                Fee
    64.4                                Fee

      65                     0.01000%   Fee                  No
      68                     0.01000%   Fee                  No
      69                     0.01000%   Fee                  No
      70                     0.01000%   Fee                  No
      71                     0.01000%   Fee                  No
      72                     0.01000%   Fee                  No
      73                     0.01000%   Fee                  No
      76                     0.01000%   Fee                  No
      77                     0.01000%   Fee                  No
      78                     0.01000%   Fee                  No
      79                     0.01000%   Fee                  No
      80                     0.01000%   Leasehold            No
      81                     0.01000%   Fee                  No
      82                     0.01000%   Fee                  No
      85                     0.01000%   Fee                  No
      86                     0.01000%   Fee                  No
      88                     0.01000%   Fee                  No
      89                     0.01000%   Fee                  No
      90                     0.01000%   Fee                  No
      92                     0.01000%   Fee                  No

      94                     0.01000%   Fee                  No
    94.1                                Fee
    94.2                                Fee

      96                     0.01000%   Fee                  No
      97                     0.01000%   Fee                  No
      98                     0.01000%   Fee                  No
     101                     0.01000%   Fee                  No
     102                     0.01000%   Fee                  No
     103                     0.01000%   Fee                  No
     107                     0.01000%   Fee                  No
     108                     0.01000%   Fee                  No
     109                     0.01000%   Fee                  No
     112                     0.01000%   Fee                  No
     116                     0.01000%   Fee                  No
     117                     0.01000%   Fee                  No
     118                     0.01000%   Fee                  No
     119                     0.01000%   Fee                  No
     120                     0.01000%   Fee                  No
     124                     0.01000%   Fee                  No
     126                     0.01000%   Fee                  No
     127                     0.01000%   Fee                  No
     129                     0.01000%   Fee                  No
     132                     0.01000%   Fee                  No
     134                     0.01000%   Leasehold            No
     138                     0.01000%   Fee                  No
     144                     0.01000%   Fee                  No
     146                     0.01000%   Fee                  No
     148                     0.01000%   Fee                  No
     152                     0.01000%   Fee                  No
     154                     0.01000%   Fee                  No
     158                     0.01000%   Fee                  No
     159                     0.01000%   Fee                  No
     163                     0.01000%   Fee                  No
     167                     0.01000%   Fee                  No
     172                     0.01000%   Fee                  No
     174                     0.01000%   Fee                  No
     177                     0.01000%   Fee                  No
     178                     0.01000%   Fee                  No
     179                     0.01000%   Fee                  No
     180                     0.01000%   Leasehold            No


Sequence   Original Amortization (months)   ARD Loan   Grace Period   Loan Group
--------   ------------------------------   --------   ------------   ----------
       2                                0   No                    5            1
       3                                0   No                    0            1
       4                                0   No                    0            2
       5                              360   No                    8            1
       6                                0   No                    0            1
       7                                0   No                    5            1
       8                                0   No                    0            1
       9                                0   No                    5            1
      10                                0   No                    0            1
      11                                0   No                    0            1
      13                                0   No                    0            1
      15                                0   No                    0            1
      17                              360   No                    8            1
      18                                0   No                    0            1
      19                                0   No                    0            1
      20                              360   No                    5            1
      21                                0   No                    0            1
      22                                0   No                    0            1
      26                                0   No                    5            2

      27                                0   No                    5            1
    27.1                                                                       1
    27.2                                                                       1
    27.3                                                                       1
    27.4                                                                       1
    27.5                                                                       1
    27.6                                                                       1
    27.7                                                                       1
    27.8                                                                       1
    27.9                                                                       1
   27.10                                                                       1
   27.11                                                                       1

      28                                0   No                    5            2
      29                                0   No                    5            1
      31                                0   No                    0            1
      32                              360   No                    5            1
      34                                0   No                    5            2

      35                                0   No                    5            1
    35.1                                                                       1
    35.2                                                                       1
    35.3                                                                       1

      36                                0   No                    0            1
      37                              360   No                    5            1
      38                                0   No                    5            2
      39                                0   No                    5            2
      40                                0   No                    0            1
      42                              360   No                    5            2
      43                              360   No                    5            1
      44                                0   No                    0            1
      46                                0   No                    5            1
      47                              240   No                    5            1
      53                              360   No                    5            1
      57                              360   No                    5            2

      58                                0   No                                 1
    58.1                                                                       1
    58.2                                                                       1
    58.3                                                                       1
    58.4                                                                       1

      59                              360   No                    5            1
      60                              360   No                    5            1
      61                                0   No                    0            1
      62                              360   No                    5            1

      64                              360   No                    5            1
    64.1                                                                       1
    64.2                                                          5            1
    64.3                                                                       1
    64.4                                                                       1

      65                              360   No                    5            1
      68                              360   No                    5            2
      69                              360   No                    5            1
      70                              360   No                    5            2
      71                              360   No                    5            2
      72                                0   No                    5            1
      73                                0   No                    5            1
      76                                0   No                    5            1
      77                              360   No                    5            1
      78                                0   No                    5            1
      79                              360   No                    5            1
      80                              360   No                    5            1
      81                              360   No                    5            1
      82                              360   No                    5            2
      85                                0   No                    5            1
      86                              360   No                    5            1
      88                                0   Yes                   5            1
      89                              300   No                    5            1
      90                              240   No                    5            2
      92                              360   No                    5            2

      94                              360   No                    5            2
    94.1                                                                       2
    94.2                                                                       2

      96                              360   No                    5            1
      97                                0   No                    5            2
      98                              360   No                    5            2
     101                              360   No                    5            2
     102                                0   No                    5            1
     103                                0   No                    5            2
     107                              360   No                    5            2
     108                              360   No                    5            1
     109                              300   No                    5            1
     112                              360   No                    5            2
     116                              360   No                    5            1
     117                              360   No                    5            2
     118                              360   No                    5            1
     119                              360   No                    5            1
     120                              360   No                    5            1
     124                                0   No                    5            1
     126                              360   No                    5            2
     127                              360   No                    5            1
     129                              360   No                    5            1
     132                                0   No                    5            2
     134                                0   No                    5            1
     138                              360   No                    5            2
     144                              360   No                    5            2
     146                              360   No                    5            1
     148                              360   No                    5            2
     152                                0   No                    5            1
     154                              360   No                    5            1
     158                              360   No                    5            1
     159                              360   No                    5            1
     163                              360   No                    5            1
     167                              360   No                    5            1
     172                              360   No                    5            2
     174                              360   No                    5            2
     177                              360   No                    5            2
     178                              360   No                    5            1
     179                              360   No                    5            1
     180                                0   No                    5            1


      1) For mortgage loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the mortgage loans would amortize if interest accrued and was paid on the basis of a 360-day year consisting of twelve 30-day months. The actual amortization would be longer.

      2) Administrative Fee Rate includes the Master Servicer Fee Rate (including, where applicable, the Bridger excess fees); the Trustee Fee Rate; and the Primary Servicing Fee Rate (which, for some HFF, LJ Melody-GEMSA and Northmarq Capital serviced loans includes the subservicing fee).

Sequence   Loan Number   Loan Seller   Property Name
--------   -----------   -----------   ------------------------------------
      30         21502   Bridger       Century Village Apts-07
      33         20951   Bridger       North Park Business Park Portfolio 2
      45         23195   Bridger       Holiday Inn Tinton Falls
      50         19986   Bridger       Cliff Park Apartments
      52         20554   Bridger       North Park Business Park Portfolio 1
      56         23471   Bridger       Lake Park Towers
      63         23292   Bridger       Brookside Villas Apartments
      67         20685   Bridger       Storamerica El Monte
      75         22486   Bridger       Echelon
      84         22097   Bridger       Village at Oakhurst
      87         20442   Bridger       Chester Road Square
      91         21448   Bridger       Waterstone Professional Building
      93         22629   Bridger       Suburban Lodge - SC
      95         22562   Bridger       Best Western Bradbury Suites-Pooler
      99         23357   Bridger       Richland Village
     100         22705   Bridger       Kingwood Forest
     105         21094   Bridger       Royal Montreal Plaza
     106         22242   Bridger       Seven Oaks Shopping Center
     110         22168   Bridger       English Village Apartments
     111         23247   Bridger       Albany Apartments
     113         21606   Bridger       Holiday Inn Express - Idaho Falls
     115         22718   Bridger       Shiloh Creek Apartments
     121         19409   Bridger       Sleep Inn - Jackson
     122         21067   Bridger       Market Place Office Building
     123         22842   Bridger       Plainfield Lot 1
     125         21292   Bridger       Comfort Inn - Gloucester
     128         22484   Bridger       Main Street Crossing
     130         20954   Bridger       Northmarket Center
     131         21375   Bridger       Rancho Self Storage
     133         21605   Bridger       Country Inn & Suites Bountiful
     135         22722   Bridger       Rena Valley Apartments
     136         22125   Bridger       Walgreens - New Lenox
     139         23139   Bridger       Holly Plaza Shopping Center
     140         20889   Bridger       3485 Brookside Road
     142         22568   Bridger       Best Western Hotel - Vancouver
     143         21443   Bridger       Everwood Professional Plaza
     145         20447   Bridger       Comfort Suites Shenandoah
     147         22214   Bridger       Briarwyck Apartments
     150         22968   Bridger       Live Oak Retail
     151         22141   Bridger       Holiday Inn Express Champion
     153         22210   Bridger       Bank Lane Apartments-Retail
     155         21666   Bridger       Pepper Road Medical Office
     156         22420   Bridger       Emmert Hilltop Business Park
     157         22724   Bridger       Mill Creek Apartments
     160         21949   Bridger       Hinson Sobb Business Center
     161         22552   Bridger       363 Route 111
     162         12731   Bridger       Ramada Inn - Savannah
     164         22675   Bridger       Hearthstone Tumwater
     165         22364   Bridger       Briarcrest Shopping Center
     166         16464   Bridger       Leisure Village MHC-RI
     168         22126   Bridger       Office Depot
     169         19727   Bridger       Staples Office Building
     170         19429   Bridger       Shoppes at Tappahannock
     171         22599   Bridger       Stars & Stripes Storage
     173         19759   Bridger       Pacific Northwest Storage
     175         22239   Bridger       Park Terrace Apartments
     176         21919   Bridger       Byron Street Warehouse
                                       Totals

Sequence   Street Address                                             City               State   Zip Code
--------   --------------------------------------------------------   ----------------   -----   --------
      30   4801 Spencer Street                                        Las Vegas          NV         89119
      33   2121 North 117th Avenue and 2525 North 117th Avenue        Omaha              NE         68164
      45   700 Hope Road                                              Tinton Falls       NJ         07724
      50   120 & 220 East Overton Road                                Dallas             TX         75216
      52   11808 Grant Street and 2301 North 117th Avenue             Omaha              NE         68164
      56   13855 Superior Road                                        East Cleveland     OH         44118
      63   1850 Idlewild Drive                                        Reno               NV         89509
      67   3830 Santa Anita Avenue                                    El Monte           CA         91731
      75   5252 E. 82nd Street                                        Indianapolis       IN         46250
      84   9606 Bailey Road                                           Cornelius          NC         28031
      87   35840 Chester Road                                         Avon               OH         44011
      91   8012 112th Street Court East                               Puyallup           WA         98373
      93   1376 Fording Island Road                                   Bluffton           SC         29910
      95   155 Bourne Avenue                                          Pooler             GA         31322
      99   9999 Walnut Street                                         Dallas             TX         75243
     100   8200 Wild Briar Drive                                      Shreveport         LA         71108
     105   2004 South Mason Road                                      Katy               TX         77450
     106   27607 State Road 56                                        Wesley Chapel      FL         33543
     110   64 Fawn Road                                               Gansevoort         NY         12831
     111   600 Warren Street, 317 New Scotland Avenue & 37 Avenue A   Albany             NY         12208
     113   2270 Channing Way                                          Idaho Falls        ID         83404
     115   803 Sandstone Circle                                       Russellville       AR         72802
     121   4351 Lakeland Drive                                        Flowood            MS         39232
     122   724 Columbia St NW                                         Olympia            WA         98501
     123   2663 East Main Street                                      Plainfield         IN         46168
     125   6639 Forest Hill Avenue                                    Gloucester         VA         23061
     128   120-154 North Perry Road                                   Plainfield         IN         46168
     130   7208 Williamson Road                                       Roanoke            VA         24019
     131   12050 Arrow Route                                          Rancho Cucamonga   CA         91739
     133   999 North 500 West                                         West Bountiful     UT         84010
     135   216 Rena Road                                              Van Buren          AR         72956
     136   450 Schoolhouse Road                                       New Lenox          IL         60451
     139   180 Holly Street                                           Nampa              ID         83686
     140   3485 Brookside Road                                        Stockton           CA         95219
     142   9420 NE Vancouver Mall Drive                               Vancouver          WA         98662
     143   7210 40th Street West                                      University Place   WA         98466
     145   18456 Interstate 45 South                                  Shenandoah         TX         77384
     147   10110 Walnut Street                                        Dallas             TX         75243
     150   20301 Bruce B Downs Boulevard                              Tampa              FL         33647
     151   3555 FM 1960 Road West                                     Houston            TX         77068
     153   580 North Bank Lane                                        Lake Forest        IL         60045
     155   22285 Pepper Road Units 201-208                            Lake Barrington    IL         60010
     156   275 Beavercreek Road                                       Oregon City        OR         97045
     157   1601 Welch Street                                          Arkadelphia        AR         71923
     160   4125-4155 Sobb Avenue                                      Las Vegas          NV         89118
     161   363 Route 111                                              Smithtown          NY         11787
     162   17007 Abercorn Street                                      Savannah           GA         31419
     164   285 & 291 Pinehurst Drive Southwest                        Tumwater           WA         98501
     165   1498 Wilcrest Drive                                        Houston            TX         77042
     166   1880 Nooseneck Hill Road                                   Coventry           RI         02816
     168   1900 West International Speedway Boulevard                 Daytona Beach      FL         32114
     169   5262 South Staples Street                                  Corpus Christi     TX         78411
     170   1628-1638 Tappahannock Boulevard                           Tappahannock       VA         22560
     171   103 Luken Road                                             Goose Creek        SC         29445
     173   108 168th Street South                                     Spanaway           WA         98387
     175   1036 Valencia Drive Southeast                              Albuquerque        NM         87108
     176   521-531 Byron Street                                       Chesapeake         VA         23320


Sequence   Mortgage Rate    Amortization Basis (1)   Original Balance   Cut-off Date Balance
--------   -------------    ----------------------   ----------------   --------------------
      30           5.802%   Actual/360                     21,000,000             21,000,000
      33           5.895%   Actual/360                     19,950,000             19,950,000
      45           5.630%   Actual/360                     12,900,000             12,862,523
      50           5.888%   Actual/360                     11,000,000             11,000,000
      52           5.915%   Actual/360                     10,500,000             10,500,000
      56           5.685%   Actual/360                     10,400,000             10,400,000
      63           5.574%   Actual/360                      9,385,000              9,385,000
      67           5.549%   Actual/360                      8,800,000              8,800,000
      75           5.887%   Actual/360                      7,784,741              7,784,741
      84           5.919%   Actual/360                      6,640,000              6,640,000
      87           5.694%   Actual/360                      6,225,000              6,225,000
      91           5.751%   Actual/360                      5,900,000              5,900,000
      93           6.108%   Actual/360                      5,800,000              5,789,643
      95           5.937%   Actual/360                      5,800,000              5,784,011
      99           5.751%   Actual/360                      5,440,000              5,440,000
     100           5.985%   Actual/360                      5,355,000              5,355,000
     105           5.736%   Actual/360                      5,000,000              5,000,000
     106           5.904%   Actual/360                      4,968,000              4,968,000
     110           5.566%   Actual/360                      4,652,000              4,652,000
     111           5.757%   Actual/360                      4,600,000              4,600,000
     113           5.826%   Actual/360                      4,600,000              4,572,511
     115           5.560%   Actual/360                      4,480,000              4,475,843
     121           5.991%   Actual/360                      4,200,000              4,154,737
     122           5.922%   Actual/360                      4,125,000              4,099,196
     123           5.683%   Actual/360                      4,080,000              4,080,000
     125           6.069%   Actual/360                      4,000,000              3,976,964
     128           5.683%   Actual/360                      3,800,000              3,800,000
     130           5.914%   Actual/360                      3,680,000              3,669,986
     131           5.820%   Actual/360                      3,600,000              3,600,000
     133           5.788%   Actual/360                      3,575,000              3,553,513
     135           5.560%   Actual/360                      3,500,000              3,496,753
     136           5.569%   Actual/360                      3,500,000              3,489,690
     139           5.722%   Actual/360                      3,400,000              3,393,385
     140           6.183%   Actual/360                      3,370,000              3,367,340
     142           6.014%   Actual/360                      3,300,000              3,295,800
     143           6.082%   Actual/360                      3,283,200              3,283,200
     145           6.035%   Actual/360                      3,225,000              3,206,331
     147           5.814%   Actual/360                      3,200,000              3,191,088
     150           5.847%   Actual/360                      2,800,000              2,800,000
     151           6.306%   Actual/360                      2,800,000              2,784,450
     153           5.726%   Actual/360                      2,700,000              2,692,326
     155           5.900%   Actual/360                      2,680,000              2,674,987
     156           5.855%   Actual/360                      2,650,000              2,650,000
     157           5.560%   Actual/360                      2,540,000              2,536,472
     160           5.545%   Actual/360                      2,500,000              2,494,946
     161           5.860%   Actual/360                      2,480,000              2,480,000
     162           6.508%   Actual/360                      2,400,000              2,391,216
     164           5.742%   Actual/360                      2,340,000              2,340,000
     165           6.031%   Actual/360                      2,280,000              2,273,964
     166           5.700%   Actual/360                      2,200,000              2,193,710
     168           5.742%   Actual/360                      2,100,000              2,094,053
     169           5.872%   Actual/360                      2,000,000              2,000,000
     170           5.848%   Actual/360                      1,900,000              1,900,000
     171           6.170%   Actual/360                      1,700,000              1,695,646
     173           6.728%   Actual/360                      1,475,000              1,475,000
     175           6.274%   Actual/360                      1,475,000              1,468,217
     176           6.064%   Actual/360                      1,430,500              1,426,742
                                                                                $281,113,983

Sequence   Remaining Term To Stated Maturity (months)   Stated Maturity Date   Due Date   Monthly Payment
--------   ------------------------------------------   --------------------   --------   ---------------
      30                                          120   6/1/2017               First              102,945
      33                                          116   2/1/2017               First              118,267
      45                                          118   4/1/2017               First               80,222
      50                                          116   2/1/2017               First               65,161
      52                                          116   2/1/2017               First               62,380
      56                                          118   4/5/2017               Fifth               60,263
      63                                          119   5/1/2017               First               53,724
      67                                          118   4/1/2017               First               50,236
      75                                          120   6/1/2017               First               46,109
      84                                          118   4/1/2017               First               39,465
      87                                          118   4/1/2017               First               36,106
      91                                          117   3/1/2017               First               34,435
      93                                           58   4/1/2012               First               35,178
      95                                          118   4/1/2017               First               37,146
      99                                          118   4/1/2017               First               31,750
     100                                          117   3/1/2017               First               32,054
     105                                          115   1/1/2017               First               29,134
     106                                          116   2/1/2017               First               29,480
     110                                          117   3/1/2017               First               26,607
     111                                          118   4/1/2017               First               26,865
     113                                          116   2/1/2017               First               29,151
     115                                          119   5/1/2017               First               25,606
     121                                          115   1/1/2017               First               30,068
     122                                          117   3/1/2017               First               29,367
     123                                          120   6/1/2017               First               23,636
     125                                          116   2/1/2017               First               25,941
     128                                          120   6/1/2017               First               22,014
     130                                          117   3/1/2017               First               21,860
     131                                          117   3/1/2017               First               21,169
     133                                          116   2/1/2017               First               22,573
     135                                          119   5/1/2017               First               20,005
     136                                          117   3/1/2017               First               20,024
     139                                          118   4/1/2017               First               19,781
     140                                          119   5/1/2017               First               20,603
     142                                          119   5/1/2017               First               21,290
     143                                          118   4/1/2017               First               19,858
     145                                          116   2/1/2017               First               20,848
     147                                          117   3/1/2017               First               18,805
     150                                          119   5/1/2017               First               16,513
     151                                          116   2/1/2017               First               18,568
     153                                          117   3/1/2017               First               15,715
     155                                          118   4/1/2017               First               15,896
     156                                          118   4/1/2017               First               15,642
     157                                          119   5/1/2017               First               15,689
     160                                          118   4/1/2017               First               14,265
     161                                          119   5/1/2017               First               14,646
     162                                          117   3/1/2017               First               16,217
     164                                          118   4/1/2017               First               13,644
     165                                           57   3/1/2012               First               13,715
     166                                          117   3/1/2017               First               12,769
     168                                          117   3/1/2017               First               12,244
     169                                          119   5/1/2017               First               11,827
     170                                          117   3/1/2017               First               11,206
     171                                          117   3/1/2017               First               10,379
     173                                          115   1/1/2017               First                9,545
     175                                          115   1/1/2017               First                9,105
     176                                          117   3/1/2017               First                8,636


Sequence   Administrative Fee Rate(2)    Primary Servicing Fee Rate    Master Servicing Fee Rate
--------   --------------------------    --------------------------    -------------------------
      30                      0.10063%                      0.02000%                     0.08000%
      33                      0.10063%                      0.02000%                     0.08000%
      45                      0.10063%                      0.02000%                     0.08000%
      50                      0.16063%                      0.06000%                     0.10000%
      52                      0.10063%                      0.02000%                     0.08000%
      56                      0.13063%                      0.03000%                     0.10000%
      63                      0.10063%                      0.02000%                     0.08000%
      67                      0.10063%                      0.02000%                     0.08000%
      75                      0.10063%                      0.02000%                     0.08000%
      84                      0.13063%                      0.03000%                     0.10000%
      87                      0.15063%                      0.05000%                     0.10000%
      91                      0.10063%                      0.02000%                     0.08000%
      93                      0.13063%                      0.03000%                     0.10000%
      95                      0.13063%                      0.03000%                     0.10000%
      99                      0.15063%                      0.05000%                     0.10000%
     100                      0.10063%                      0.02000%                     0.08000%
     105                      0.10063%                      0.02000%                     0.08000%
     106                      0.10063%                      0.02000%                     0.08000%
     110                      0.10063%                      0.02000%                     0.08000%
     111                      0.10063%                      0.02000%                     0.08000%
     113                      0.10063%                      0.02000%                     0.08000%
     115                      0.10063%                      0.02000%                     0.08000%
     121                      0.16063%                      0.06000%                     0.10000%
     122                      0.10063%                      0.02000%                     0.08000%
     123                      0.10063%                      0.02000%                     0.08000%
     125                      0.10063%                      0.02000%                     0.08000%
     128                      0.10063%                      0.02000%                     0.08000%
     130                      0.10063%                      0.02000%                     0.08000%
     131                      0.10063%                      0.02000%                     0.08000%
     133                      0.10063%                      0.02000%                     0.08000%
     135                      0.10063%                      0.02000%                     0.08000%
     136                      0.10063%                      0.02000%                     0.08000%
     139                      0.10063%                      0.02000%                     0.08000%
     140                      0.10063%                      0.02000%                     0.08000%
     142                      0.10063%                      0.02000%                     0.08000%
     143                      0.10063%                      0.02000%                     0.08000%
     145                      0.10063%                      0.02000%                     0.08000%
     147                      0.18063%                      0.08000%                     0.10000%
     150                      0.10063%                      0.02000%                     0.08000%
     151                      0.10063%                      0.02000%                     0.08000%
     153                      0.10063%                      0.02000%                     0.08000%
     155                      0.10063%                      0.02000%                     0.08000%
     156                      0.10063%                      0.02000%                     0.08000%
     157                      0.10063%                      0.02000%                     0.08000%
     160                      0.10063%                      0.02000%                     0.08000%
     161                      0.10063%                      0.02000%                     0.08000%
     162                      0.18063%                      0.08000%                     0.10000%
     164                      0.10063%                      0.02000%                     0.08000%
     165                      0.10063%                      0.02000%                     0.08000%
     166                      0.10063%                      0.02000%                     0.08000%
     168                      0.10063%                      0.02000%                     0.08000%
     169                      0.10063%                      0.02000%                     0.08000%
     170                      0.10063%                      0.02000%                     0.08000%
     171                      0.10063%                      0.02000%                     0.08000%
     173                      0.10063%                      0.02000%                     0.08000%
     175                      0.10063%                      0.02000%                     0.08000%
     176                      0.10063%                      0.02000%                     0.08000%


Sequence   Ownership Interest   Cross-Collateralized Loans   Original Amortization (months)   ARD Loan
--------   ------------------   --------------------------   ------------------------------   --------
      30   Fee                  No                                                        0   No
      33   Fee                  No                                                      360   No
      45   Fee                  No                                                      300   No
      50   Fee                  No                                                      360   No
      52   Fee                  No                                                      360   No
      56   Fee                  No                                                      360   No
      63   Fee                  No                                                      360   No
      67   Leasehold            No                                                      360   No
      75   Fee                  No                                                      360   No
      84   Fee                  No                                                      360   No
      87   Fee                  No                                                      360   No
      91   Fee                  No                                                      360   No
      93   Fee                  No                                                      360   No
      95   Fee                  No                                                      300   No
      99   Fee                  No                                                      360   No
     100   Fee                  No                                                      360   No
     105   Fee                  No                                                      360   No
     106   Fee                  No                                                      360   No
     110   Fee                  No                                                      360   No
     111   Fee                  No                                                      360   No
     113   Fee                  No                                                      300   No
     115   Fee                  No                                                      360   No
     121   Leasehold            No                                                      240   No
     122   Leasehold            No                                                      240   No
     123   Fee                  No                                                      360   No
     125   Fee                  No                                                      300   No
     128   Fee                  No                                                      360   No
     130   Fee                  No                                                      360   No
     131   Leasehold            No                                                      360   No
     133   Fee                  No                                                      300   No
     135   Fee                  No                                                      360   No
     136   Fee                  No                                                      360   No
     139   Fee                  No                                                      360   No
     140   Fee                  No                                                      360   No
     142   Fee                  No                                                      300   No
     143   Fee                  No                                                      360   No
     145   Fee                  No                                                      300   No
     147   Fee                  No                                                      360   No
     150   Fee                  No                                                      360   No
     151   Fee                  No                                                      300   No
     153   Fee                  No                                                      360   No
     155   Fee                  No                                                      360   No
     156   Fee                  No                                                      360   No
     157   Fee                  No                                                      300   No
     160   Fee                  No                                                      360   No
     161   Fee                  No                                                      360   No
     162   Fee                  No                                                      300   No
     164   Fee                  No                                                      360   No
     165   Fee                  No                                                      360   No
     166   Fee                  No                                                      360   No
     168   Fee                  No                                                      360   No
     169   Fee                  No                                                      360   No
     170   Fee                  No                                                      360   No
     171   Fee                  No                                                      360   No
     173   Fee                  No                                                      360   No
     175   Fee                  No                                                      360   No
     176   Fee                  No                                                      360   No


Sequence   Grace Period   Loan Group
--------   ------------   ----------
      30              5            2
      33              5            1
      45              5            1
      50              5            2
      52              5            1
      56              7            2
      63              5            2
      67              5            1
      75              5            1
      84              5            1
      87              5            1
      91              5            1
      93              5            1
      95              5            1
      99              5            2
     100              5            2
     105              5            1
     106              5            1
     110              5            2
     111              5            2
     113              5            1
     115              5            2
     121              5            1
     122              5            1
     123              5            1
     125              5            1
     128              5            1
     130              5            1
     131              5            1
     133              5            1
     135              5            2
     136              5            1
     139              5            1
     140              5            1
     142              5            1
     143              5            1
     145              5            1
     147              5            2
     150              5            1
     151              5            1
     153              5            1
     155              5            1
     156              5            1
     157              5            2
     160              5            1
     161              5            1
     162              5            1
     164              5            2
     165              5            1
     166              5            2
     168              5            1
     169              5            1
     170              5            1
     171              5            1
     173              5            1
     175              5            2
     176              5            1


      1) For mortgage loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day year, the amortization term is the term over which the mortgage loans would amortize if interest accrued and was paid on the basis of a 360-day year consisting of twelve 30-day months. The actual amortization would be longer.

      2) Administrative Fee Rate includes the Master Servicer Fee Rate (including, where applicable, the Bridger excess fees); the Trustee Fee Rate; and the Primary Servicing Fee Rate (which, for some HFF, LJ Melody-GEMSA and Northmarq Capital serviced loans includes the subservicing fee).

                                   SCHEDULE II

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

        Representations and Warranties with respect to the Mortgage Loans

            For purposes of this Schedule II, the phrase "the Seller's knowledge" and other words and phrases of like import shall mean, except where otherwise expressly set forth below, the actual state of knowledge of the Seller regarding the matters referred to, in each case without having conducted any independent inquiry into such matters and without any obligation to have done so (except as expressly set forth herein).

            Unless otherwise specified in the exceptions to the representations and warranties attached hereto, the Seller hereby represents and warrants that, as of the date specified below or, if no such date is specified, as of the Closing Date and subject to Section 19 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing Agreement) and correct in all material respects as of the date of this Agreement and as of the Cut-off Date.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interest, participation interests and/or other interests and encumbrances. The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance; provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement; provided, if the related assignment of Mortgage and/or assignment of Assignment of Leases has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and interest under any Mortgage Loan was 30 days or more past due as of the Due Date since origination, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Based on the related lender's title insurance policy (or, if not yet issued, a pro forma title policy or a "marked-up" commitment), the Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for: (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up" commitment), none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan; (d) other matters to which like properties are commonly subject, none of which materially interferes with the security intended to be provided by such Mortgage, the current principal use and operation of the related Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service the related Mortgage Loan; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Seller did not require to be subordinated to the lien of such Mortgage and which do not materially interfere with the security intended to be provided by such Mortgage; and (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Cross-Collateralized Group (the foregoing items (a) through (f) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid and binding assignment of such Mortgage from the relevant assignor to the Trustee; provided, if the related assignment of Mortgage has been recorded in the name of MERS or its designee, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            5. Assignment of Leases and Rents. The Assignment of Leases, if any, related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid and binding assignment of such Assignment of Leases from the relevant assignor to the Trustee; provided, if the related assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Assignment of Leases in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File: (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded; (b) the related Mortgaged Property has not been released from the lien of such Mortgage; and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Casualty; Condemnation; Encroachments. In the case of each Mortgage Loan, except as set forth in an engineering report prepared in connection with the origination of such Mortgage Loan and included in the Servicing File, the related Mortgaged Property is: (a) free and clear of any damage caused by fire or other casualty which would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds or insurance coverage exists reasonably estimated to be sufficient to effect the necessary repairs and maintenance), and (b) not the subject of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if not yet issued, a pro forma title policy or "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each Mortgage Loan: (a) all of the material improvements on the related Mortgaged Property lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and (b) no improvements on adjoining properties materially encroached upon such Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy or a "marked up" commitment) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the exceptions stated therein. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. To the Seller's knowledge, no holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (except in the case of a Mortgage Loan maintained on the records of MERS, including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available), (a) access to a public road, and (b) that the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Note or Mortgage for each Mortgage Loan, together with applicable state law, contains customary including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located) and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are payable to such trustee by the Seller, the Depositor or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. With respect to each Mortgaged Property securing a Mortgage Loan: (a) an environmental site assessment, an environmental site assessment update or a transaction screen was performed in connection with the origination of such Mortgage Loan; (b) a report of each such assessment, update or screen, if any (an "Environmental Report"), is included in the Servicing File; and (c) either: (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true: (A) the related Borrower was required to provide additional security and/or to obtain an operations and maintenance plan, (B) the related Borrower provided a "no further action" letter or other evidence acceptable to the Seller, in its sole discretion, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (C) such conditions or circumstances were investigated further and based upon such additional investigation, an independent environmental consultant recommended no further investigation or remediation, (D) the expenditure of funds reasonably estimated to be necessary to effect such remediation is the lesser of (a) 10% of the outstanding principal balance of the related Mortgage Loan and (b) two million dollars, (E) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (F) the related Borrower or another responsible party is currently taking such actions, if any, with respect to such circumstances or conditions that were recommended in the environmental site assessment, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions; (H) a responsible party provided a guaranty or indemnity to the related Borrower to cover the costs of any required investigation, testing, monitoring or remediation; or (I) a party or parties unrelated to the related Borrower has been identified as the responsible party for such circumstances or conditions and the Borrower is not a responsible party for such circumstances or conditions. To the Seller's knowledge, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Seller at the issue of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. The Mortgage or another loan document for each Mortgage Loan encumbering the Mortgaged Property requires the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and other agreement executed by or on behalf of the related Borrower or any guarantor of non-recourse exceptions and/or environmental liability with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (a) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(b) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (a) and (b)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. To the Seller's knowledge, there is no valid defense, counterclaim or right of offset, rescission, abatement or diminution available to the related Borrower with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby.

            14. Insurance. Except in certain cases, where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage greater than or equal to gross rentals for at least (A) 12 months or (B) for the restoration period plus 180 days. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Federal Emergency Management Agency ("FEMA") as a special flood hazard area (Zone A or Zone V) (an "SFH Area"), and flood insurance was available and was required to be maintained by FEMA, a flood insurance policy meeting the requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable National Flood Insurance Administration Program. All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without thirty (30) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. For each Mortgaged Property located in a Zone 3 or Zone 4 seismic zone, either: (i) a seismic report which indicated a PML of less than 20% was prepared, based on a 450 or 475-year look back with a 10% probability of exceedance in a 50-year period, at origination for such Mortgaged Property or (ii) the improvements for the Mortgaged Property are insured against earthquake damage. If the Mortgaged Property is located in Florida or within 25 miles of the coast of Texas, Louisiana, Mississippi, Alabama, Georgia, North Carolina or South Carolina such Mortgaged Property is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of such Mortgage Loan and (ii) 100% of the full insurable value, or 100% of the replacement cost, of the improvements located on the related Mortgaged Property. With respect to each Mortgage Loan that has a principal balance as of the origination date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. With respect to each other Mortgage Loan, the related all risk insurance policy and business interruption policy did not as of the date of origination of the Mortgage Loan, and, to the Seller's knowledge, does not as of the date hereof, specifically exclude acts of terrorism from coverage. With respect to each of the Mortgage Loans, the related Mortgage Loan documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability. With respect to each Mortgage Loan, the related Mortgage requires that the related Borrower or a tenant of such Borrower maintain insurance as described above or permits the mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). At origination, the Seller received evidence that each Mortgaged Property was insured by a commercial general liability policy in an amount not less than $1,000,000 per occurrence.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. At the time of origination of the subject Mortgage Loan no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding. As of the Closing Date, to the Seller's knowledge, no Borrower under a Mortgage Loan was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report, an endorsement to the related Title Policy, or a representation of the related Borrower at the time of origination of the subject Mortgage Loan, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located, the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the value of the related Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan).

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

      (a) Such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

      (b) Based on the related Title Policy (or, if not yet issued, a pro forma title policy or a "marked up" commitment), the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

      (c) The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

      (d) The Seller has not received, as of the Closing Date, actual notice that such Ground Lease is not in full force and effect or that any material default has occurred under such Ground Lease;

      (e) Such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan. Furthermore, such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

      (f) The mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

      (g) Such Ground Lease, together with extension options that are exercisable by the Borrower or by the lender upon its taking possession of the Borrower's leasehold interest, if exercised, would cause the term of such Ground Lease to extend not less than twenty
            (20) years beyond the Stated Maturity Date of such Mortgage Loan;

      (h) Such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease as a result of any default or as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

      (i) Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

      (j) Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

      (k) Such Ground Lease may not be amended or modified without the prior consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

            20. Advancement of Funds. The Seller has not advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under the related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related Monthly Payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Borrower to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage.

            24. No Mechanics' Liens. To the Seller's knowledge, (a) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (b) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance with Usury Laws. As of its date of origination, each Mortgage Loan complied with, or was exempt from, all applicable usury laws.

            26. Licenses and Permits. As of the date of origination of each Mortgage Loan and based on any of: (a) a letter from governmental authorities,
(b) a legal opinion, (c) an endorsement to the related Title Policy, (d) a representation of the related borrower at the time of origination of such Mortgage Loan, (e) a zoning report from a zoning consultant, or (f) other due diligence that the originator of the Mortgage Loan customarily performs in the origination of comparable mortgage loans, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool except that for an A/B Mortgage Loan the related Companion Loan is secured by the related Mortgage.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (a) payment in full of all amounts due under the related Mortgage Loan or (b) delivery of U.S. Treasury securities in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (a) the satisfaction of certain legal and underwriting requirements, (b) the payment of a release price and, if required by the related Mortgage Loan documents, prepayment consideration in connection therewith or (c) the substitution of real property collateral upon the satisfaction of certain legal and underwriting requirements; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan. The release provisions in any Mortgage Loan if exercised would not cause such Mortgage Loan to fail to be a "qualified mortgage" within the meaning of
Section 860G(a)(3) of the Code.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance in an amount to make all scheduled payments under the Mortgage Note either through and including the maturity date of the loan or to the first date that the Borrower can prepay the Loan without a prepayment premium (a) no earlier than two years following the Closing Date and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i).

            30. Defeasance Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Borrower is responsible for the payment of all reasonable costs and expenses incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32. Inspection. In connection with the origination of each Mortgage Loan, the related originator inspected, or caused the inspection of, the related Mortgaged Property.

            33. No Material Default. To Seller's knowledge there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan, in any such case to the extent the same materially and adversely affects the value of the Mortgage Loan and the related Mortgaged Property; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule II or by the exceptions set forth on Schedule IIA.

            34. Due-on-Sale. Subject to exceptions (including but not limited to existing and future mezzanine debt) mentioned in the related Mortgage Loan Documents, the Mortgage for each Mortgage Loan contains a "due-on-sale" clause that provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder, the Mortgaged Property subject to such Mortgage, or any controlling interest in the related Borrower, is directly or indirectly transferred or sold.

            35. Single Purpose Entity. The Borrower on each Mortgage Loan with a Cut-off Date Principal Balance of $25,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity separate and apart from any other person.

            36. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots which shall be effective for the next tax year.

            38. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan is covered by a secured creditor impaired property policy or pollution legal liability policy, then the Seller has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property to the extent that the failure to deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            39. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            40. Operating Statements. In the case of each Mortgage Loan, the related Mortgage requires the related Borrower, in some cases at the request of the lender, to provide the holder of such Mortgage Loan at least annually with operating statements and, if there is more than one tenant, rent rolls for the related Mortgaged Property and/or financial statements of the related Borrower.

            41. Servicing Rights. Except as otherwise contemplated in this Agreement (or in the Agreement to Appointment of Servicer dated as of the Cut-off Date between the Seller and the Master Servicer), no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith.

            42. Recourse. The related Mortgage Loan documents contain standard provisions providing for recourse against the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower for damages sustained in connection with the Borrower's fraud, material misrepresentation (or, alternatively, intentional) or misappropriation of any tenant security deposits, rent, insurance proceeds or condemnation proceeds. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such Borrower or an entity controlled by a principal of such Borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            43. Assignment of Collateral. All of the Seller's interest in any material collateral securing any Mortgage Loan has been assigned to the Purchaser.

            44. Fee Simple or Leasehold Interests. The interest of the related Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            45. Borrower Organization. Each Borrower that is an entity is organized under the laws of a state of the United States of America.

            46. Servicing and Collection. The servicing of the Mortgage Loans by the Seller or a sub-servicer retained by the Seller has been legal, proper and prudent in all material respects.

            47. Escrows. As of the date of origination, all escrow deposits and payments relating to a Mortgage Loan were under the control of the originator and all amounts required to be deposited by each Borrower were deposited.

            48. UCC Financing Statements. UCC Financing Statements have been filed and/or recoded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording), in all public places necessary at the time of the origination of the Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the Mortgaged Property owned by a Mortgagor and located on the related Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property) to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). An assignment of each such UCC Financing Statement relating to the Mortgage Loan has been completed or will be prepared in which such Financing Statement was filed; provided, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee will be required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            49. Appraisal. The appraisal obtained in connection with the origination of each Mortgage Loan satisfied, based solely upon the related appraiser's representation in the related appraisal or in a related supplemental letter, the appraisal guidelines set forth in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of 1989 (as amended).

            50. Legal Compliance - Origination, Funding and Servicing. As of the date of its origination and to the Seller's knowledge as of the Cut-off Date, each Mortgage Loan complied in all material respects with, or was exempt from, all requirements of applicable federal, state or local law relating to the origination, funding and servicing of such Mortgage Loan.

                                  SCHEDULE IIA

                EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES WITH
                  RESPECT TO THE BANK OF AMERICA MORTGAGE LOANS

                                REPRESENTATION 5
                         Assignment of Leases and Rents.

To the extent that the related Mortgage Loan borrower leases all or part of the related Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such related Mortgaged Property, such master lessee owns an interest in any payments due under such related leases.

                                REPRESENTATION 9
                                  No Holdback.

Marsh Store 73 (3402371)           Under Section 9.9 of the related loan
                                   agreement, the related Borrower must deposit
Marsh Store 96 (3402367)           cash or a letter of credit into the
                                   "Holdback Reserve Fund" as additional
Marsh Store 21 (3402365)           security for the related Mortgage Loan.
                                   These funds will be disbursed to the
Lobill's Store 343 (3403576)       Borrower upon the earlier to occur of (i)
                                   "Satisfactory Guaranty Event" (as defined in
Marsh Store 47 (3403589)           the loan agreement) or (ii) payment of the
                                   related Mortgage Loan.
Lobill's Store 326 (3403573)

Lobill's Store 329 (3403574)

Lobill's Store 331 (3403575)

Premier Development Portfolio       A holdback reserve in the amount of $726,000
(3405266)                           was taken at the closing of the related
                                    Mortgage Loan. Such holdback will be
                                    released on up to six occasions if the
                                    related Mortgaged Property attains a 1.20x debt service coverage ratio on or before May
                                    1, 2010.


                                REPRESENTATION 14
                                   Insurance.

Some Mortgage Loan Documents provide that the loss of rents or income, as applicable, will be insured until the earlier of (i) completion of Restoration or, in some cases, the return of rents/income to the level which existed prior to the loss or (ii) the expiration of twelve (12) months.

Marsh Store 21 (3402365)            The insurance required by the Master Lease
                                    (as defined in each related Loan Agreement)
Marsh Store 96 (3402367)            is deemed to satisfy the loan document
                                    insurance requirements.
Marsh Store 73 (3402371)
                                    The Master Lease requires that tenant
Lobill's store 326 (3403573)        maintain earthquake insurance for locations
                                    with a PML of 20% or greater, but the Master
Lobill's store 329 (3403574)        Lease does not specify that the PML be
                                    prepared based on a 450- or 475- year look
Lobill's store 331 (3403575)        back with a 10% probability of exceedance in
                                    a 50-year period. Each mortgaged property is
Lobill's store 343 (3403576)        located in Indiana.

Marsh Store 47 (3403589)            The Master Lease requires tenant to maintain
                                    insurance against terrorism, terrorist acts or similar acts of sabotage ("Terrorism
                                    Insurance") with coverage amounts of not less than 100% of the full replacement cost
                                    (the "Terrorism Insurance Required Amount").
                                    Notwithstanding the foregoing sentence,
                                    tenant shall not be obligated to expend more than the amount set forth below, increased annually based on increases in the CPI, in any fiscal year on insurance premiums for Terrorism Insurance (the "Terrorism
                                    Insurance Cap"). If the cost of the
                                    Terrorism Insurance Required Amount exceeds the Terrorism Insurance Cap, tenant shall purchase the maximum amount of Terrorism
                                    Insurance available with funds equal to the Terrorism Insurance Cap.

                                    "Terrorism Insurance Cap" (for the combined properties, which includes other properties in addition to these mortgaged properties) shall mean a $100,000 premium in the aggregate, allocable to the Terrorism Insurance coverage portion of tenant's "all risk" or blanket insurance policy; provided, however, if tenant does not have an "all risk" or blanket insurance policy that includes Terrorism Insurance, Terrorism Insurance coverage is no longer available as part of tenant's "all risk" or blanket insurance policy, or if tenant so chooses, then "Terrorism Insurance Cap" shall mean a $40,000 premium for a stand alone Terrorism Insurance policy.

One Park Avenue (3405209)           With respect to terrorism insurance, (a)
                                    "Non-Certified Coverage" (as defined below) is not required with respect to commercial general liability insurance and excess liability insurance, (b) the insurance policies may exclude acts of war and nuclear, chemical and biological acts and
                                    (c) in the event that Terrorism Risk
                                    Insurance Act is no longer in effect, the related Borrower will not be required to pay annual premiums in excess of 200% of the cost of such premiums as of the closing date of the related Mortgage Loan in order to obtain the terrorism coverage (however, such Borrower is obligated to purchase such portion of the terrorism coverage as is obtainable by payment of an annual premium equal to the 200% and subject to a deductible of not more than $100,000.00).
                                    "Non-Certified Coverage" is defined as
                                    terrorism coverage which (i) is not limited by Terrorism Risk Insurance Act or such other applicable laws, rules or regulations and (ii) must cover both foreign or domestic
                                    "Acts of Terror" (as defined in the related loan agreement).

200 West 57th Street (3404620)      The related Borrower is required to maintain
                                    insurance coverage against Losses resulting from acts of terrorism ("Terrorism
                                    Insurance") with coverage amounts of not less than an amount equal to the full insurable value of the Improvements and the Personal Property (the "Terrorism Insurance
                                    Required Amount"). Notwithstanding the
                                    foregoing sentence, the related Borrower is not obligated to expend more than $150,000
                                    (which amount will be adjusted annually to reflect any increase during the preceding year in the Consumer Price Index) in any fiscal year on Insurance Premiums for Terrorism Insurance (the "Terrorism
                                    Insurance Cap"), and if the cost of the
                                    Terrorism Insurance Required Amount exceeds the Terrorism Insurance Cap, the related
                                    Borrower is required to purchase the maximum amount of Terrorism Insurance available with funds equal to the Terrorism Insurance Cap.

Mall of Acadiana (3405346)          The related Borrower is required to maintain
                                    insurance policies which do not contain
Plaza at Fayette (3405108)          exclusions for terrorism to the extent
                                    obtainable at an annual cost not to exceed the "Applicable Premium Limit" (as defined below) (the maximum amount of such terrorism coverage required to be maintained by such Borrower from time to time in accordance herewith, the "Required Terror Coverage").
                                    "Applicable Premium Limit" means with
                                    respect to any 12 calendar month period in the case of a separate insurance policy, an annual insurance premium of $52,500 and in the case of a blanket insurance policy, an annual insurance premium allocable to the related Mortgaged Property under such blanket insurance policy equal to 150% of $1,741. In lieu of the insurance discussed above, the related Borrower may deliver to the mortgagee a letter of credit (a "Terror
                                    Coverage Letter of Credit") in a face amount which will at all times be not less than the Required Terror Coverage, provided that certain conditions set forth in the related loan agreement have been met. The mortgagee is entitled to draw upon the Terror Coverage
                                    Letter of Credit under the same
                                    circumstances as the mortgagee would have under the related loan agreement to make a claim under an insurance policy meeting the requirements above, and any proceeds of such Terror Coverage Letter of Credit will be deemed to be net proceeds for all purposes of such loan agreement.

Howard's Crossing (3403856)         The related Borrower's obligation to
                                    maintain terrorism insurance is subject to a $150,000 per year cap for premium costs for the related Mortgaged Property, which amount will be increased annually in proportion to the increase in the Consumer Price Index.

Harlem River Yard (3402385)         With respect to the insurance coverages
                                    described in 8.1(a)(i) [property damage],
                                    (iii) [loss of rents/business income], (iv)
                                    [owner's contingent or protective liability insurance to cover structural construction, repair or alterations], (v) [worker's compensation] and (vi) [boiler and machinery] of the related Loan Agreement, the related Borrower is required to maintain such coverages with respect to any improved, income-producing portion of the related
                                    Mortgaged Property that is not covered by a Major Lease (defined below) that is in full force and effect and with respect to which no default exists. With respect to the insurance coverage described in 8.1(a)(ii)
                                    [commercial liability] of the related Loan
                                    Agreement, the related Borrower is required to maintain such insurance except with respect to a portion of the Mortgaged
                                    Property covered by a "Major Lease" (as
                                    defined below) that is in full force and effect and under which the tenant provides liability insurance expressly covering the related Borrower.

                                    "Major Lease" means the "FedEx Sublease", the "MDG Sublease", the "News Sublease", the "Waste Sublease" and the "Master Lease", together with (a) any instrument guaranteeing or providing credit support for any of the foregoing leases and (b) the "Recognition Agreements" (each as defined in the related loan documents).

BofA Ground Lease - LaSalle &       The tenant known as Bank of America
Grand(3405533)                      maintains insurance for the Mortgaged
                                    Property in the form and in the amounts
                                    required under its ground lease.

Buffets Headquarters (3404639)      The tenant known as Buffets is permitted to
                                    self insure the first $500,000 of liability coverage so long as (x) such tenant is the sole tenant of the Mortgaged Property and
                                    (y) Mortgage Borrower provides Mortgage
                                    Lender with contingent insurance to cover the full self insurance amount.


                                REPRESENTATION 18
                             Leasehold Estate Only.

Solana Beach Retail (3405165)       The related Mortgage Loan is secured by a
                                    sub-ground lease. All insurance proceeds are to be used for restoration or demolition, and the mortgagee is loss payee with respect to such insurance proceeds. The sub-ground lease does not require that the mortgagee be a trustee for insurance proceeds, however the mortgagee is a trustee for any condemnation proceeds.

Courtyard Marriott Baton Rouge      The related Borrower may not assign the
Siegen Lane (3405160)               lease or sublet the Mortgaged Property
                                    without the written consent of landlord.
                                    However, pursuant to the estoppel, the
                                    related Borrower will have the right to
                                    assign or sublet its interest under the
                                    lease to mortgagee, its successors or
                                    assigns upon notice to, but without the
                                    consent of, landlord.


                              REPRESENTATION 20
                            Advancement of Funds.

Howard's Crossing (3403856)         The related Mortgaged Property is owned by
                                    the owner of the related Borrower and such Borrower executed the related Mortgage Note and Loan Agreement. The related Mortgage
                                    Loan is secured by an Indemnity Guaranty and an Indemnity Deed of Trust, Assignment of
                                    Leases and Rents, Security Agreement and
                                    Fixture Filing, which documents have been executed by the owner of the related
                                    Borrower. This structure is known as an
                                    Indemnity Deed of Trust, which is specific to the State of Maryland.

One Park Avenue (3405209)           Until February 26, 2008, any funds received
                                    by the related Borrower as a contribution from Mezzanine Borrower arising from a draw under the Junior Mezzanine Loan by Junior
                                    Mezzanine Borrower for the purpose of either
                                    (i) payment of interest shortfalls, (ii) payment of capital expenditures, or (iii) funding of tenant improvements and/or lease commissions, will be deposited by the Senior
                                    Mezzanine Lender into the applicable reserve accounts and will be subsequently disbursed to such Borrower pursuant to the terms of
                                    Article 9 of the related Mortgage Loan
                                    agreement. Notwithstanding the foregoing, the related Borrower and the Senior
                                    Mezzanine Lender acknowledge and agree that the funds described in this paragraph will be disbursed directly to the Senior
                                    Mezzanine Lender by Junior Mezzanine Lender.


                                REPRESENTATION 23
                              Other Mortgage Liens.

575 Lexington Avenue (3403716)      The Consolidated, Amended and Restated
                                    Promissory Note has been split into Note A-1
                                    in the amount of $162,500,000 and Note A-2 in the amount of $162,500,000. The Note
                                    Splitter and Modification Agreement creating each of Note A-1 and Note A-2 states that these notes shall each be secured by the lien of the Mortgage on the Mortgaged
                                    Property.


                                REPRESENTATION 28
                        Releases of Mortgaged Properties.

Bakersfield Industrial              Pursuant to ss. 2.6 of the related Loan
Portfolio (3403935)                 Agreement, at any time after May 1, 2008,
                                    the Mortgage Borrower may obtain the release of an individual Mortgaged Property upon the satisfaction of certain conditions including: the payment of the release price equal to 110% of the allocated loan amount, the payment of a transfer fee of 0.5% of the release price, the payment of a $5,000 processing fee, and the delivery of a Rating
                                    Agency Confirmation.

Howard's Crossing (3403856)         The lender acknowledged that a to be defined
                                    portion of the Howard Crossing Mortgaged
                                    Property upon which a single story building currently sits and is adjacent to the clubhouse at the Howard Crossing Mortgaged
                                    Property is contemplated for release during the term of the Howard Crossing Mortgage
                                    Loan upon the satisfaction of certain
                                    conditions including, without limitation:
                                    (i) receipt of a separate tax parcel number for the release parcel (or escrow of the taxes on the entire parcel); (ii) subdivision approvals; (iii) entering into satisfactory access easements for the Howard
                                    Crossing Mortgaged Property, if required;
                                    and (iv) the payment of a release price
                                    equal to $1,600,000 together with the
                                    applicable prepayment premium.

Newtown Business Commons            The related Mortgage Loan permits a partial
(3405525)                           release in Section 7.6 of the related loan
                                    agreement upon the satisfaction of certain conditions including prepaying a portion of such Mortgage Loan equal to 110% of the principal amount of such Mortgage Loan that is attributable to the "Release Parcel" (as defined in the related loan agreement).


                                REPRESENTATION 29
                                   Defeasance.

Sand Lake Corners (3405758)         Defeasance collateral may consist of
                                    "government securities" or "agency
Universal Plaza (3405763)           securities" from Ginnie Mae, Fannie Mae or
                                    Freddie Mac, to the extent rating agencies
Venture Pointe (3405757)            confirm that such obligations will not
                                    result in a downgrade, withdrawal or
Fayette Pavilion III & IV           qualification of the securities.
(3405752)

Ward's Crossing (3405761)

Barrett Pavilion (3405764)

Sycamore Commons (3405765)

Sarasota Pavilion (3405767)

Pleasant Hill (3405769)

River Ridge (3405771)

City Crossing (3405774)

Columbiana Station II (3405775)


                                REPRESENTATION 44
                       Fee Simple or Leasehold Interests.

Howard's Crossing (3403856)         The related Borrower is HC Magazine
                                    Portfolio Holdings, L.L.C. and the related
                                    Mortgaged Property located in Maryland is owned by Star/Hirsh Howard Crossing, L.L.C., as grantor under an Indemnity Deed of Trust.

                           BACM 2007-2 SECURITIZATION

                                  SCHEDULE IIA

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES
                   WITH RESPECT TO THE BRIDGER MORTGAGE LOANS

Schedule II (5) Assignment of Leases and Rents
----------------------------------------------

      To the extent that a Mortgagor leases all or part of the Mortgaged Property to a master lessee, which master lessee enters into leases with tenants of such Mortgaged Property, such master lessee owns an interest in any payments due under such leases.

Schedule II (12) Environmental Conditions
-----------------------------------------

      With respect to the Holly Plaza Shopping Center Mortgage Loan (Loan No. 23139), in connection with the removal of an underground storage tank in October of 2004, petroleum impacted soil was observed. The impacted soil was removed and groundwater monitoring wells were installed. Quarterly groundwater monitoring has been performed since 2004 and, except for two wells, the levels of contamination have declined. The environmental consultant recommended continuing monitoring for at least five more years on a quarterly basis, and the mortgagee required an environmental reserve of $105,325 to cover the costs of such monitoring.

Schedule II (14) Insurance
--------------------------

      With respect to each Bridger Mortgage Loan, the related Mortgage requires the Mortgagor to maintain such insurance as the mortgagee may require, and thus permits the mortgagee to require the maintenance of the insurance described in this section.

      With respect to the Walgreens - New Lenox Mortgage Loan (Loan No. 22125), the tenant (Walgreens Co.) self-insures against damage to, and maintains general liability insurance covering, the Mortgaged Property.

      With respect to the Emmert Hilltop Business Park Mortgage Loan (Loan No. 22420) and the Pepper Road Medical Office Mortgage Loan (Loan No. 21666), the related all-risk insurance policy excludes acts of terrorism from coverage.

      With respect to the Office Depot - Florida Mortgage Loan (Loan No. 22126):

(i) a tenant ("Office Depot") maintains a general liability insurance policy covering the Mortgaged Property but with a shared aggregate limit; and

(ii) the all-risk insurance policy insurance policy excludes acts of terrorism from coverage.

      The Mortgaged Property securing the Leisure Village MHC-RI Mortgage Loan (Loan No. 16464) is not covered by a business interruption or rent loss insurance policy.

Schedule II (18) Leasehold Estate Only
--------------------------------------

      With respect to the Market Place Office Building Mortgage Loan (Loan No. 21067):

            (i) the Ground Lease requires the related lessor to give notice of any default by the Mortgagor to the mortgagee but does not specifically provide that a notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the Ground Lease; and

            (ii) the Ground Lease requires the ground lessor's consent to sublet all or a portion of the Mortgaged Property, but the mortgagee may, upon foreclosure of the Mortgaged Property, sublet the Mortgaged Property without the ground lessor's consent.

      With respect to the Rancho Self Storage Mortgage Loan (Loan No. 21375), the Ground Lease requires the related lessor to give notice of any default by the Mortgagor to the mortgagee but does not specifically provide that a notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the Ground Lease.

      With respect to the Storamerica El Monte Mortgage Loan (Loan No. 20685), the Ground Lease requires the ground lessor to give notice of any default by the Mortgagor to the mortgagee but does not specifically provide that a notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the Ground Lease.

      With respect to Sleep Inn Jackson Mortgage Loan (Loan No. 19409), the Ground Lease requires the related lessor to give notice of any default by the Mortgagor to the mortgagee but does not specifically provide that a notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy has been delivered to the mortgagee in the manner described in the Ground Lease.

Schedule II (23) Other Mortgage Liens
-------------------------------------

      With respect to the Staples Office Building Mortgage Loan (Loan No. 19727), there is existing secured subordinate debt in the amount of $180,000.

      With respect to the Brookside Villas Apartments Mortgage Loan (Loan No. 23292), there is existing secured subordinate debt in the amount of $450,000.

      With respect to the Century Village Apartments Mortgage Loan (Loan No. 21502), there is existing secured subordinate debt in the amount of $750,000.

Schedule II (40) Operating Statements
-------------------------------------

      With respect to the Holiday Inn Express Champion Mortgage Loan (Loan No. 22141) and the Holiday Inn Tinton Falls Mortgage Loan (Loan No. 23195), the related Loan Documents do not require the Mortgagor to provide rent rolls for the related Mortgaged Property.

Schedule II (41) Servicing Rights
---------------------------------

      Loan                                         Servicer
      ----                                         --------
      Lake Park Towers                             Capstone
      Chester Road Square                          Capstone
      Cliff Park Apartments                        Collateral
      Richland Village                             Collateral
      Briarwyck Apartments                         Collateral
      Suburban Lodge - SC                          Financial Federal
      Village at Oakhurst                          Financial Federal
      Sleep Inn - Jackson                          Financial Federal
      Ramada Inn - Savannah                        Laureate
      Best Western Bradbury Suites-Pooler          Laureate
      Century Village Apartments                   Midland
      Holiday Inn Tinton Falls                     Midland
      North Park Business Park Portfolio 2         Midland
      North Park Business Park Portfolio 1         Midland
      Brookside Villas Apartments                  Midland
      Storamerica El Monte                         Midland
      Echelon                                      Midland
      Waterstone Professional Building             Midland
      Kingwood Forest                              Midland
      Royal Montreal Plaza                         Midland
      Seven Oaks Shopping Center                   Midland
      English Village Apartments                   Midland
      Holiday Inn Express - Idaho Falls            Midland
      Albany Apartments                            Midland
      Shiloh Creek Apartments                      Midland
      Market Place Professional Building           Midland
      Plainfield Lot 1                             Midland
      Comfort Inn - Gloucester                     Midland
      Northmarket Center                           Midland
      Main Street Crossing                         Midland
      Rancho Self Storage                          Midland
      Country Inn & Suites Bountiful               Midland
      Walgreens - New Lenox                        Midland
      Everwood Professional Plaza                  Midland
      Holly Plaza Shopping Center                  Midland
      Rena Valley Apartments                       Midland
      3485 Brookside Road                          Midland
      Best Western Hotel - Vancouver               Midland
      Comfort Suites Shenandoah                    Midland
      Holiday Inn Express Champion                 Midland
      Live Oak Retail                              Midland
      Bank Lane Apartments-Retail                  Midland
      Pepper Road Medical Office                   Midland
      Emmert Hilltop Business Park                 Midland
      363 Route 111                                Midland
      Mill Creek Apartments                        Midland
      Hinson Sobb Flex Office Warehouse            Midland
      Hearthstone Tumwater                         Midland
      Briarcrest Shopping Center                   Midland
      Leisure Village MHC-RI                       Midland
      Office Depot - FL                            Midland
      Staples Office Building                      Midland
      Shoppes at Tappahannock                      Midland
      Stars & Stripes Storage                      Midland
      Pacific Northwest Storage                    Midland
      Park Terrace Apartments                      Midland
      Byron Street Warehouse                       Midland

Schedule II (47) Escrows
------------------------

      It is anticipated that the primary servicers of the Bridger Mortgage Loans will retain possession of the escrows, deposits and payments on behalf of the Depositor, rather than conveying possession thereof to the Depositor on the Closing Date.

Bridger Mortgage Loans
----------------------

The following Mortgage Loans are the Bridger Mortgage Loans:

Loan No.    Mortgage Loan
--------    -------------

21502       Century Village Apartments
20951       North Park Business Park Portfolio 2
23195       Holiday Inn Tinton Falls
19986       Cliff Park Apartments
20554       North Park Business Park Portfolio 1
23471       Lake Park Towers
23292       Brookside Villas Apartments
20685       Storamerica El Monte
22486       Echelon
22097       Village at Oakhurst
20442       Chester Road Square
21448       Waterstone Professional Building
22562       Best Western Bradbury Suites-Pooler
22629       Suburban Lodge - SC
23357       Richland Village
22705       Kingwood Forest
21094       Royal Montreal Plaza
22242       Seven Oaks Shopping Center
22168       English Village Apartments
21606       Holiday Inn Express - Idaho Falls
23247       Albany Apartments
22718       Shiloh Creek Apartments
19409       Sleep Inn - Jackson
21067       Market Place Professional Building
22842       Plainfield Lot 1
21292       Comfort Inn - Gloucester
20954       Northmarket Center
22484       Main Street Crossing
21375       Rancho Self Storage
21605       Country Inn & Suites Bountiful
22125       Walgreens - New Lenox
21443       Everwood Professional Plaza
23139       Holly Plaza Shopping Center
22722       Rena Valley Apartments
20889       3485 Brookside Road
22568       Best Western Hotel - Vancouver
20447       Comfort Suites Shenandoah
22214       Briarwyck Apartments
22141       Holiday Inn Express Champion
22968       Live Oak Retail
22210       Bank Lane Apartments-Retail
21666       Pepper Road Medical Office
22420       Emmert Hilltop Business Park
22552       363 Route 111
22724       Mill Creek Apartments
21949       Hinson Sobb Flex Office Warehouse
12731       Ramada Inn - Savannah
22675       Hearthstone Tumwater
22364       Briarcrest Shopping Center
16464       Leisure Village MHC-RI
22126       Office Depot - FL
19727       Staples Office Building
19429       Shoppes at Tappahannock
22599       Stars & Stripes Storage
19759       Pacific Northwest Storage
22239       Park Terrace Apartments
21919       Byron Street Warehouse